The latest report from your
Fund's management team

ANNUAL REPORT

Tax-Free
Bond Fund

AUGUST 31, 2000

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS".]



TRUSTEES
Stephen L. Brown
James F. Carlin*
William H. Cunningham
Ronald R. Dion*
Maureen R. Ford
Charles L. Ladner
Steven R. Pruchansky*
Richard S. Scipione
Lt. Gen. Norman H. Smith, USMC (Ret.)
John P. Toolan
*Members of the Audit Committee

OFFICERS
Stephen L. Brown
Chairman
Maureen R. Ford
Vice Chairman, President and
Chief Executive Officer
Osbert M. Hood
Executive Vice President and
Chief Financial Officer
William L. Braman
Executive Vice President and
Chief Investment Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

CUSTODIAN
Investors Bank and Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072



CEO CORNER

[A 1" x 1" photo of Maureen R. Ford, Vice Chairman, President and Chief Executive Officer, flush right next to second paragraph.]

DEAR FELLOW SHAREHOLDERS:

After providing investors with sky-high returns for the last five years, the financial markets have brought investors back down to earth in 2000. Volatility ruled during the spring, as rising interest rates and prospects of a slowing economy finally caught up to pricey growth stocks. As a result, the tech-heavy NASDAQ Composite Index advanced by only 3.37% through the end of August, while the Dow Jones Industrial Average lost 1.46% and the Standard & Poor's 500 Index was up 4.12%.

But there is a silver lining. Investors have finally turned their attention to broader swaths of the market, including both blue chip and old economy stocks in sectors like financials, health care and energy, that combined both strong fundamentals and less frothy valuation levels. As for bonds, rising interest rates have kept the broader bond market in flux, but pockets of strength have emerged there, as well, including municipal bonds and longer-maturity Treasury bonds. The 30-year bond, for instance, has returned 14.28% since January.

Between now and year end, we expect the market's focus to be on Washington, as it usually is in an election year. While the presidential election is important, what warrants more attention is the Federal Reserve Board. The November election will generate more ink, but won't have anywhere near the impact on financial markets that further Fed action could. So we'll be watching the economic data to see whether the Fed has truly wound down its string of interest-rate hikes.

The market's shifts in leadership so far this year highlight one of the key investment tenets that we can't emphasize enough: investing should be a marathon, not a sprint. If your portfolio is diversified and you have an up-to-date financial plan crafted with an investment professional to meet your goals, it becomes easier to ride out the market's short-term ups and downs. It could also provide you with a greater chance of success over time.

Sincerely,

/S/ MAUREEN R. FORD

MAUREEN R. FORD, VICE CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER



BY DIANNE SALES, CFA, BARRY H. EVANS, CFA, AND
FRANK A. LUCIBELLA, CFA, PORTFOLIO MANAGERS

[A 3" x 2" photo at bottom right side of page of John Hancock
Tax-Free Bond Fund. Caption below reads "Fund management team members (l-r): Dianne Sales, Barry Evans and Frank Lucibella."]

John Hancock
Tax-Free Bond Fund

Municipal bonds rebound as economy slows

Fixed-income markets struggled over the past year, as the Federal Reserve attempted to put the brakes on inflationary pressures and a robust economy by raising interest rates. Municipal bonds also suffered as investor demand flagged. Beginning in May, however, economic indicators began to soften -- and the tide started to turn for municipal bonds. Hopes that the Fed's tightening cycle was nearing an end fueled a rally in bonds, and municipals rebounded as investor worries about inflation pressures eased.

Municipal performance was also boosted by the increasingly favorable supply/demand situation. With state and local governments issuing, on average, about 20% less debt this year, supply wasn't able to keep pace with the demand surge that occurred as the market rallied. This phenomenon drove prices higher in the municipal market.

"Municipal
 performance
 was also
 boosted by the
 increasingly
 favorable
 supply/demand
 situation."

Despite their recent turnaround, however, municipal bonds weren't able to keep pace with their taxable counterparts. This was particularly evident in comparing municipals to U.S. Treasury performance. A shrinking supply of 30-year Treasuries drove prices up and yields down on the long end of the yield curve, while interest rates rose on the short end. The end result was a rare inversion of the yield curve -- when short-term bonds pay higher interest rates than long-term bonds. Against this backdrop, municipals lagged, causing the Treasury-to-municipal yield ratio to reach some of the cheapest levels in the past decade. Municipal performance suffered as crossover buyers exited the tax exempts to seek the improved returns available in long Treasuries.

[Pie chart at top left hand column with heading "Portfolio Diversification." The chart is divided into ten sections (from top to left): Housing 2%, Transportation 20%, Other 18%, Pollution Control 14%, Electric 13%, Health 12%, General Obligation 8%, Industrial Revenue 7%, Water & Sewer 3% and Education 3%. A note below the chart reads "As a percentage of net assets on August 31, 2000."]

"...we've
 continued to
 focus on
 adding more
 call protec-
 tion..."

A look at performance

Although municipal bonds didn't fare as well as their taxable counterparts, they still posted solid returns for the period. For the 12 months ended August 31, 2000, John Hancock Tax-Free Bond Fund's Class A, Class B and Class C shares returned 5.09%, 4.31% and 4.19%, respectively, at net asset value. By comparison, the average general municipal bond fund returned 5.10% for the same period, according to Lipper, Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for historical performance information.

[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Health-care bonds followed by a down arrow with the phrase "Reimbursement reductions, HMO difficulties." The second listing is Call-protected bonds followed by an up arrow with the phrase "Decreased availability boosts value." The third listing is Top-tier credits (AA or better) followed by an up arrow with the phrase "Investors sought quality over yield increase." A note below the table reads "See 'Schedule of Investments.' Investment holdings are subject to change."]

While the Fund turned in respectable returns for the year, a couple of things held performance back. In anticipation of further interest-rate increases, we kept the Fund positioned relatively defensively with a shorter duration. Duration measures the Fund's sensitivity to interest-rate changes. The shorter the duration, the less the Fund's net asset value will fluctuate with these changes. While the shorter duration definitely helped to protect the Fund early in the period when rates were rising, it held back our performance when munis rebounded this spring. In addition, we had a sizeable position in lower-quality credits, which underperformed during the period. As interest rates rose in the past year, many investors deserted lower-grade bonds for higher credit quality, resulting in widening credit spreads. As a result, lower-rated bonds lagged and our position in this arena hampered performance.

Responding to market dynamics

With market dynamics shifting throughout the period, we responded by shifting the portfolio strategy. As we discussed above, we decreased the Fund's interest-rate sensitivity by shortening our duration early in the period when interest rates were climbing. While in hindsight we waited too long to lengthen our duration, we have recently begun to increase the Fund's interest-rate sensitivity. Evidence of a slowing economy is gradually building, and we believe the Fed is at or near the end of the tightening cycle. With this outlook, there is substantial upside potential in the municipal market, and an increased sensitivity to rate changes will prepare the Fund to take advantage of this change.

While our lower-quality holdings did detract somewhat from our total return performance this year, we plan to maintain our stake in these names. This sector has provided an important source of total return and interest income to the Fund. Once interest rates decline again, we expect this sector to return to its position as a major contributor to performance.

[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended August 31, 2000." The chart is scaled in increments of 1% with 0% at the bottom and 6% at the top. The first bar represents the 5.09% total return for John Hancock Tax-Free Bond Fund Class A. The second bar represents the 4.31% total return for John Hancock Tax-Free Bond Fund Class
B. The third bar represents the 4.19% total return for John Hancock Tax-Free Bond Fund Class C. The fourth bar represents the 5.10% total return for Average general municipal bond fund. A note below the chart reads "Total returns for John Hancock Tax-Free Bond Fund are at net asset value with all distributions reinvested. The average general municipal bond fund is tracked by Lipper, Inc.1 See the following two pages for historical performance information."]

Finally, as we've discussed in past reports, we've continued to focus on adding more call protection to the Fund. Call protection guards against a bond being redeemed by its issuer for a certain period of time. Good call protection is especially important in periods when interest rates are falling because issuers often try to refinance their bonds at lower interest rates. If a bond gets "called," investors are forced to reinvest their money in bonds with lower yields. With the economy slowing, we believe that interest rates are at some point likely to resume their decline. When that happens, the Fund's strong call protection will serve to protect shareholders' coupon payment stream.

A look ahead

Evidence is mounting that the U.S. economy is beginning to slow. Clearly the Federal Reserve is aiming for a soft landing, and it has been successful in achieving this with its past tightening cycles. However, after six rate increases, the Fed is likely approaching the tail end of this cycle. This should bode well for bonds over the next six to 12 months. We have always felt that the latter part of 2000 would bring an improved scenario for bonds. Indeed, the recent volatility in the equity markets has led many investors to reconsider their asset allocation and to increase their bond holdings in order to add more stability to their portfolios.

"We intend
 to gradually
 increase
 our rate
 sensitivity into
 the end of
 the year..."

Market turns tend to occur rapidly, one reason why it is difficult to successfully "time" the markets. We intend to gradually increase our rate sensitivity into the end of the year, thereby positioning the Fund for the next turn. Once the cycle does turn, we expect tax-free investors to once again pursue higher yield levels in the lower-grade credits. While the very narrow credit spreads experienced in early 1999 will probably not return, there is clearly room for spread narrowing. As spreads do narrow, lower quality credits should outperform.


------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Tax-Free Bond Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include an up-front maximum applicable sales charge of 4.50%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes an up-front sales charge of 1% and a contingent deferred sales charge (1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Please note that a portion of the Fund's income may be subject to taxes and some investors may be subject to the Alternative Minimum Tax (AMT). Also note that capital gains are taxable.



CLASS A
For the period ended June 30, 2000
                                                   ONE        FIVE         TEN
                                                  YEAR       YEARS       YEARS
                                                 -----       -----       -----
Cumulative Total Returns                         (3.14%)     25.84%      89.72%
Average Annual Total Returns(1)                  (3.14%)      4.70%       6.61%

CLASS B
For the period ended June 30, 2000
                                                                         SINCE
                                                   ONE        FIVE   INCEPTION
                                                  YEAR       YEARS   (12/31/91)
                                                 -----       -----       -----
Cumulative Total Returns                         (4.10%)     24.90%      57.82%
Average Annual Total Returns(1)                  (4.10%)      4.55%       5.52%

CLASS C
For the period ended June 30, 2000
                                                            SINCE
                                                   ONE    INCEPTION
                                                  YEAR     (4/1/99)
                                              ---------   ---------
Cumulative Total Returns                         (1.41%)     (2.51%)
Average Annual Total Returns(1)                  (1.41%)     (2.02%)

YIELDS
As of August 31, 2000
                                             SEC 30-DAY
                                                  YIELD
                                             ----------
John Hancock Tax-Free Bond Fund: Class A(1)       4.84%
John Hancock Tax-Free Bond Fund: Class B(1)       4.32%
John Hancock Tax-Free Bond Fund: Class C(1)       4.17%

Note to Performance

(1) The Adviser voluntarily reduced a portion of the management fee, the Distributor reduced the distribution and service fees and the custodian fee was offset with balance credits during the period. Without the reduction of expenses and the offset, the average annual total returns for the one-year, five-year and ten-year periods for Class A shares would have been (3.27%), 4.61% and 6.42%, respectively. The average annual total returns for the one-year, five-year and since inception periods for Class B shares would have been (4.23%), 4.46% and 5.39%, respectively. The average annual returns for the one-year period and since inception for Class C shares would have been (1.44%) and (2.05%), respectively. Without the reduction of expenses and the offset, the yields for Class A, Class B and Class C shares would have been 4.80%, 4.28% and 4.13%, respectively.



WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Tax-Free Bond Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Municipal Bond Index -- an unmanaged index that includes approximately 15,000 bonds and is commonly used as a measure of bond performance. It is not possible to invest in an index. Past performance is not indicative of future results.

*No contingent deferred sales charge applicable.

Line chart with the heading John Hancock Tax-Free Bond Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Tax-Free Bond Fund on August 31, 1990, before sales charge, and is equal to $20,524 as of August 31, 2000. The second line represents the Lehman Brothers Municipal Bond Index and is equal to $20,375 as of August 31, 2000. The third line represents the value of the same hypothetical investment made in the John Hancock Tax-Free Bond Fund, after sales charge, and is equal to $19,600 as of August 31, 2000.

Line chart with the heading John Hancock Tax-Free Bond Fund Class B*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Lehman Brothers Municipal Bond Index and is equal to $17,408 as of August 31, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Tax-Free Bond Fund on December 31, 1991, before sales charge, and is equal to $16,228 as of August 31, 2000.

Line chart with the heading John Hancock Tax-Free Bond Fund Class C*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Lehman Brothers Municipal Bond Index and is equal to $10,443 as of August 31, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Tax-Free Bond Fund on April 1, 1999, before sales charge, and is equal to $10,121 as of August 31, 2000. The third line represents the value of the same hypothetical investment made in the John Hancock Tax-Free Bond Fund, after sales charge, and is equal to $10,020 as of August 31, 2000.


FINANCIAL STATEMENTS

John Hancock Funds -- Tax-Free Bond Fund


The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on August 31, 2000. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
August 31, 2000
--------------------------------------------------------------
Assets:
Investments at value -- Note C:
Tax-exempt long-term bonds
(cost -- $577,082,163)                            $614,624,486
Cash                                                 6,107,372
Receivable for shares sold                              20,803
Interest receivable                                  8,098,286
Other assets                                           192,075
                                             -----------------
Total Assets                                       629,043,022
                                             -----------------
Liabilities:
Payable for investments purchased                    8,079,284
Payable for shares repurchased                         352,633
Dividend payable                                        67,379
Payable to John Hancock Advisers, Inc.
and affiliates -- Note B                               331,906
Accounts payable and accrued expenses                  306,695
                                             -----------------
Total Liabilities                                    9,137,897
                                             -----------------
Net Assets:
Capital paid-in                                    599,218,314
Accumulated net realized loss on
investments and financial futures
contracts                                          (17,982,525)
Net unrealized appreciation of
investments                                         37,542,323
Undistributed net investment income                  1,127,013
                                             -----------------
Net Assets                                        $619,905,125
                                             =================
Net Asset Value Per Share:
(Based on net asset values and shares
of beneficial interest outstanding
unlimited number of shares
authorized with no par value)
Class A -- $521,831,273/50,663,082                      $10.30
==============================================================
Class B -- $96,874,202/9,405,235                        $10.30
==============================================================
Class C -- $1,199,650/116,471                           $10.30
==============================================================
Maximum Offering Price Per Share
Class A* -- ($10.30/0.955)                              $10.79
==============================================================
Class C -- ($10.30/0.99)                                $10.40
==============================================================

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.





The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended August 31, 2000
--------------------------------------------------------------
Investment Income:
Interest                                           $41,256,893
                                             -----------------
Expenses:
Investment management fee -- Note B                  3,481,117
Distribution and service fee -- Note B
Class A                                              1,327,667
Class B                                              1,140,013
Class C                                                 11,555
Transfer agent fee -- Note B                           728,881
Custodian fee                                          156,382
Interest expense -- Note A                             154,529
Accounting and legal services fee --
Note B                                                 124,452
Registration and filing fees                            60,558
Miscellaneous                                           39,547
Auditing fee                                            36,330
Printing                                                35,466
Trustees' fees                                          32,963
Legal fees                                               5,825
Less: Management fee reduction -- Note B              (222,640)
Distribution and service fee
reduction -- Note B
Class A                                               (531,067)
Class B                                               (114,002)
                                             -----------------
Total Expenses                                       6,467,576
                                             -----------------
Less Expense Reductions -- Note B                     (103,554)
                                             -----------------
Net Expenses                                         6,364,022
                                             -----------------
Net Investment Income                               34,892,871
                                             -----------------
Realized and Unrealized Gain (Loss)
on Investments:
Net realized gain on investments sold                2,128,068
Change in net unrealized
appreciation/depreciation of
investments                                         (7,988,812)
                                             -----------------
Net Realized and Unrealized Loss on
Investments                                         (5,860,744)
                                             -----------------
Net Increase in Net Assets Resulting
from Operations                                    $29,032,127
                                             =================

See notes to financial statements.





Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------------------------
                                                                                              YEAR ENDED AUGUST 31,
                                                                                    -----------------     -----------------
                                                                                          1999                  2000
---------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                                                                     $37,896,720           $34,892,871
Net realized gain on investments
sold and financial futures
contracts                                                                                     849,981             2,128,068
Change in net unrealized
appreciation/depreciation of
investments                                                                               (46,040,722)           (7,988,812)
                                                                                    -----------------     -----------------
Net Increase (Decrease) in Net
Assets Resulting from Operations                                                           (7,294,021)           29,032,127
                                                                                    -----------------     -----------------
Distributions to Shareholders:
Distributions from net investment income
Class A -- ($0.5574 and $0.5593
per share, respectively)                                                                  (30,376,771)          (29,385,949)
Class B -- ($0.4762 and $0.4836
per share, respectively)                                                                   (7,517,041)           (5,453,942)
Class C** -- ($0.1924 and $0.4722
per share, respectively)                                                                       (2,908)              (52,981)
Distributions from net realized gain on investments sold
Class A -- (none and $0.0014 per
share, respectively)                                                                               --               (75,045)
Class B -- (none and $0.0014 per
share, respectively)                                                                               --               (16,923)
Class C** -- (none and $0.0014
per share, respectively)                                                                           --                   (88)
                                                                                    -----------------     -----------------
Total Distributions to
Shareholders                                                                              (37,896,720)          (34,984,928)
                                                                                    -----------------     -----------------
From Fund Share Transactions -- Net:*                                                     (30,737,583)          (83,204,163)
                                                                                    -----------------     -----------------
Net Assets:
Beginning of period                                                                       784,990,413           709,062,089
                                                                                    -----------------     -----------------
End of period (including
undistributed net investment
income of $1,119,232 and
$1,127,013, respectively)                                                                $709,062,089          $619,905,125
                                                                                    =================     =================

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.


Statement of Changes in Net Assets (continued)
---------------------------------------------------------------------------------------------------------------------------
* Analysis of Fund Share Transactions:
                                                                        YEAR ENDED AUGUST 31,
                                        -----------------------------------------------------------------------------------
                                                         1999                                         2000
                                        ---------------------------------------     ---------------------------------------
                                              SHARES                AMOUNT                SHARES                AMOUNT
                                        -----------------     -----------------     -----------------     -----------------
CLASS A
Shares sold                                    29,957,288          $323,426,503            51,897,501          $522,332,414
Shares reinvested                               2,025,165            21,893,127             2,049,818            20,665,913
                                        -----------------     -----------------     -----------------     -----------------
                                               31,982,453           345,319,630            53,947,319           542,998,327
Less shares repurchased                       (32,044,727)         (345,890,290)          (57,798,491)         (581,930,466)
                                        -----------------     -----------------     -----------------     -----------------
Net decrease                                      (62,274)            ($570,660)           (3,851,172)         ($38,932,139)
                                        =================     =================     =================     =================
CLASS B
Shares sold                                     2,216,028           $24,165,631               967,087            $9,770,637
Shares reinvested                                 393,735             4,252,442               283,738             2,861,689
                                        -----------------     -----------------     -----------------     -----------------
                                                2,609,763            28,418,073             1,250,825            12,632,326
Less shares repurchased                        (5,448,577)          (58,948,184)           (5,726,132)          (57,743,585)
                                        -----------------     -----------------     -----------------     -----------------
Net decrease                                   (2,838,814)         ($30,530,111)           (4,475,307)         ($45,111,259)
                                        =================     =================     =================     =================
CLASS C**
Shares sold                                        34,495              $366,449             4,763,155           $47,723,739
Shares reinvested                                     170                 1,789                 2,330                23,511
                                        -----------------     -----------------     -----------------     -----------------
                                                   34,665               368,238             4,765,485            47,747,250
Less shares repurchased                              (479)               (5,050)           (4,683,200)          (46,908,015)
                                        -----------------     -----------------     -----------------     -----------------

Net increase                                       34,186              $363,188                82,285              $839,235
                                        =================     =================     =================     =================

**Class C shares commenced operations on April 1, 1999.

See notes to financial statements.





Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
------------------------------------------------------------------------------------------------------------------------------
                                   YEAR ENDED    PERIOD ENDED                           YEAR ENDED AUGUST 31,
                                  DECEMBER 31,    AUGUST 31,     -------------------------------------------------------------
                                      1995          1996(1)           1997            1998            1999            2000
                                 -------------   -------------   -------------   -------------   -------------   -------------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                $9.39          $10.67          $10.27          $10.63          $11.01          $10.36
                                 -------------   -------------   -------------   -------------   -------------   -------------
Net Investment Income                     0.57(2)         0.40            0.59            0.56(2)         0.56(2)         0.56(2)
Net Realized and Unrealized
Gain (Loss) on Investments                1.28           (0.41)           0.36            0.38           (0.65)          (0.06)
                                 -------------   -------------   -------------   -------------   -------------   -------------
Total from Investment
Operations                                1.85           (0.01)           0.95            0.94           (0.09)           0.50
                                 -------------   -------------   -------------   -------------   -------------   -------------
Less Distributions:
Dividends from Net
Investment Income                        (0.57)          (0.39)          (0.59)          (0.56)          (0.56)          (0.56)
Distributions from Net Realized
Gain on Investments                         --              --              --              --              --              --(3)
                                 -------------   -------------   -------------   -------------   -------------   -------------
Total Distributions                      (0.57)          (0.39)          (0.59)          (0.56)          (0.56)          (0.56)
                                 -------------   -------------   -------------   -------------   -------------   -------------
Net Asset Value, End of
Period                                  $10.67          $10.27          $10.63          $11.01          $10.36          $10.30
                                 =============   =============   =============   =============   =============   =============
Total Investment Return at
Net Asset Value(4)                      20.20%          (0.01%)(5        9.44%           9.08%          (0.93%)          5.09%
Total Adjusted Investment
Return at Net Asset Value
(4,6)                                   20.08%          (0.09%)(5        9.38%           9.06%          (1.04%)          4.94%

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                        $118,797        $560,863        $590,185        $600,905        $564,877        $521,831
Ratio of Expenses to Average
Net Assets                               0.85%           0.85%(7)        0.85%           0.85%           0.86%(10)       0.86%(10)
Ratio of Adjusted Expenses
to Average Net Assets(8)                 0.97%           0.98%(7)        0.91%           0.87%           0.96%           1.00%
Ratio of Net Investment
Income to Average Net
Assets                                   5.67%           5.75%(7)        5.61%           5.16%           5.14%           5.53%
Ratio of Adjusted Net
Investment Income to
Average Net Assets(8)                    5.55%           5.62%(7)        5.55%           5.14%           5.03%           5.38%
Portfolio Turnover Rate                   113%            116%(9)          46%(9)          24%             13%             12%
Fee Reduction Per Share                  $0.01(2)        $0.01(2)        $0.01           $0.01(2)           --(2,3)         --(2,3)

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.



Financial Highlights (continued)
------------------------------------------------------------------------------------------------------------------------------
                                   YEAR ENDED    PERIOD ENDED                           YEAR ENDED AUGUST 31,
                                  DECEMBER 31,    AUGUST 31,       -----------------------------------------------------------
                                      1995          1996(1)           1997            1998            1999            2000
                                 -------------   -------------     -----------   -------------   -------------     -----------
CLASS B
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                $9.38          $10.67          $10.27          $10.63          $11.01          $10.36
                                 -------------   -------------     -----------   -------------   -------------     -----------
Net Investment Income                     0.50(2)         0.34            0.51            0.48(2)         0.48(2)         0.48(2)
Net Realized and Unrealized
Gain (Loss) on Investments                1.28           (0.40)           0.36            0.38           (0.65)          (0.06)
                                 -------------   -------------     -----------   -------------   -------------     -----------
Total from Investment
Operations                                1.78           (0.06)           0.87            0.86           (0.17)           0.42
                                 -------------   -------------     -----------   -------------   -------------     -----------
Less Distributions:
Dividends from Net
Investment Income                        (0.49)          (0.34)          (0.51)          (0.48)          (0.48)          (0.48)
Distributions from Net
Realized Gain on Investments                --              --              --              --              --              --(3)
                                 -------------   -------------     -----------   -------------   -------------     -----------
Total Distributions                      (0.49)          (0.34)          (0.51)          (0.48)          (0.48)          (0.48)
                                 -------------   -------------     -----------   -------------   -------------     -----------
Net Asset Value, End of
Period                                  $10.67          $10.27          $10.63          $11.01          $10.36          $10.30
                                 =============   =============     ===========   =============   =============     ===========
Total Investment Return at
Net Asset Value(4)                      19.41%          (0.51%)(5)       8.63%           8.27%          (1.67%)          4.31%
Total Adjusted Investment
Return at Net Asset Value
(4,6)                                   19.29%          (0.59%)(5)       8.57%           8.25%          (1.78%)          4.16%

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                         $76,824         $81,177        $204,621        $184,085        $143,830         $96,874
Ratio of Expenses to Average
Net Assets                               1.60%           1.60%(7)        1.60%           1.60%           1.61%(10)       1.61%(10)
Ratio of Adjusted Expenses
to Average Net Assets(8)                 1.72%           1.73%(7)        1.66%           1.62%           1.71%           1.75%
Ratio of Net Investment
Income to Average Net
Assets                                   4.90%           4.91%(7)        4.85%           4.41%           4.39%           4.78%
Ratio of Adjusted Net
Investment Income to
Average Net Assets(8)                    4.78%           4.78%(7)        4.79%           4.39%           4.28%           4.63%
Portfolio Turnover Rate                   113%            116%(9)          46%(9)          24%             13%             12%
Fee Reduction Per Share                  $0.01(2)        $0.01(2)        $0.01           $0.01(2)           --(2,3)        --(2,3)



Financial Highlights (continued)
-----------------------------------------------------------------
                                   PERIOD ENDED       YEAR ENDED
                                     AUGUST 31,        AUGUST 31,
                                      1999(11)           2000
                                  -------------     -------------
CLASS C
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                $10.86            $10.36
                                  -------------     -------------
Net Investment Income(2)                   0.19              0.47
Net Realized and Unrealized
Loss on Investments                       (0.50)            (0.06)
                                  -------------     -------------
Total from Investment
Operations                                (0.31)             0.41
                                  -------------     -------------
Less Distributions:
Dividends from Net
Investment Income                         (0.19)            (0.47)
Distributions from Net Realized
Gain on Investments                          --                --(3)
                                  -------------     -------------
Total Distributions                       (0.19)            (0.47)
                                  -------------     -------------
Net Asset Value, End of
Period                                   $10.36            $10.30
                                  =============     =============
Total Investment Return at
Net Asset Value(4)                       (2.86%)(5)         4.19%
Total Adjusted Investment
Return at Net Asset Value
(4,6)                                    (2.86%)(5)         4.14%

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                             $354            $1,200
Ratio of Expenses to Average
Net Assets                                1.71%(7,10)       1.71%(10)
Ratio of Adjusted Expenses
to Average Net Assets(8)                  1.71%(7)          1.75%
Ratio of Net Investment
Income to Average Net
Assets                                    4.29%(7)          4.60%
Ratio of Adjusted Net
Investment Income to
Average Net Assets(8)                     4.28%(7)          4.55%
Portfolio Turnover Rate                     13%               12%
Fee Reduction Per Share (2)                  --(3)             --(3)

 (1) Effective August 31, 1996, the fiscal period end changed from December 31 to August 31.

 (2) Based on the average of the shares outstanding at the end of each month.

 (3) Less than $0.01 per share.

 (4) Assumes dividend reinvestment and does not reflect the effect of sales charges.

 (5) Not annualized.

 (6) An estimated total return calculation that does not take into consideration fee reductions by the Adviser during the periods shown.

 (7) Annualized.

 (8) Unreimbursed, without fee reduction.

 (9) Portfolio turnover excludes merger activity.

(10) For the periods or years ended August 31, 1999 and 2000, the ratio of expenses to average net assets for the Fund excludes the effect of balance credits described in Note B. If this expense reduction were included, the ratio of expenses to average net assets would have been 0.85%, 1.60% and 1.70% for Class A, Class B and Class C, respectively.

(11) Class C shares began operations on April 1, 1999.

See notes to financial statements.




Schedule of Investments
August 31, 2000
------------------------------------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by Tax-Free Bond Fund on August 31, 2000. It has one main  category:
tax-exempt long-term bonds. The tax-exempt long-term bonds are broken down by state or territory. Under each state or territory is a list of the securities owned by the Fund.

                                                                                     PAR VALUE                     YIELD
                                                     INTEREST   MATURITY   CREDIT      (000s        MARKET           AT
STATE, ISSUER, DESCRIPTION                             RATE       DATE     RATING*    OMITTED)       VALUE         MARKET
--------------------------                          ---------   --------   ------     -------    ------------   ------------
TAX-EXEMPT LONG-TERM BONDS
Alaska (0.31%)
Alaska Housing Finance Corp, Coll Home Mtg Ser
B-1 GNMA Coll                                          7.650%   06-01-24    AAA         $855         $883,215       7.41%
Valdez Alaska Marine Terminal, Rev Ref Sohio Pipe
Line Co Proj Ser 1985                                  7.125    12-01-25    AA+        1,000        1,054,680       6.76
                                                                                                 ------------
                                                                                                    1,937,895
                                                                                                 ------------
Arizona (2.80%)
Arizona Health Facilities Auth, Hosp Sys Rev Ref
Phoenix Memorial Hosp Proj                             8.200    06-01-21    BB         2,150        2,038,221       8.65
Arizona Municipal Financing Program, Cert of Part
Ser 25                                                 7.875    08-01-14    AAA        1,000        1,264,850       6.23
Maricopa County Pollution Control Corp, Poll
Control Rev Ref Ser A El Paso Elec Co                  6.375    08-01-15    BB+        2,500        2,502,025       6.37
Poll Control Rev Ref Ser A Public Service Co Palo
Verde Proj                                             6.375    08-15-23    BBB-       8,550        8,463,303       6.44
Navajo County Industrial Development Auth, Ind'l
Devel Rev Stone Container Corp Proj                    7.200    06-01-27    B          1,000          973,280       7.40
Phoenix Civic Improvment Corp, Wastewater Sys Rev
Jr Lien                                                6.000    07-01-24    AAA        2,000        2,105,660       5.70
                                                                                                 ------------
                                                                                                   17,347,339
                                                                                                 ------------
Arkansas (0.04%)
Arkansas Development Finance Auth, Single Family
Mtg Rev Ref Ser 1991A                                  8.000    08-15-11    AA           235          244,783       7.68
                                                                                                 ------------
California (18.12%)
Anaheim Public Financing Auth, Sub Lease Rev 1997
Cap Apprec Ser C Pub Imp Proj                           Zero    09-01-22    AAA        5,150        1,531,249       5.59
California Statewide Communities Development
Auth, Lease Rev Spec Facil Ser A United Airlines       5.700    10-01-33    BB+        3,000        2,723,910       6.28
Foothill/Eastern Transportation Corridor Agency,
Toll Rd Rev Fixed Rate Cap Apprec Ser 1995A             Zero    01-01-19    AAA       36,600       13,535,778       5.50
Toll Rd Rev Fixed Rate Cap Apprec Ser 1995A             Zero    01-01-20    AAA       10,000        3,483,200       5.53
Toll Rd Rev Fixed Rate Current Int Ser 1995A           6.000    01-01-16    AAA       19,800       22,250,646       5.34
Toll Road Rev Ref Cap Apprec                            Zero    01-15-25    BBB-       5,000        1,156,000       6.10
Madera, County of, Cert of Part Valley Children's
Hosp                                                   6.500    03-15-15    AAA       13,185       15,405,222       5.56
Millbrae, City of, Residential Facil Rev Ser
1997A Magnolia of Millbrae Proj                        7.375    09-01-27    BB         1,000          982,780       7.50
Sacramento City Financing Auth, Rev Convention
Ctr Hotel Ser 1999A                                    6.250    01-01-30    BB+        4,000        3,859,120       6.48
Sacramento Municipal Utilities District, Ind'l
Devel Rev Ref San Diego Gas & Electric Ser C
Inflos                                                 8.564#   08-15-18    AAA        1,000        1,097,500       7.80
San Bernardino, County of, Cert of Part Ref
Medical Center Fin Proj                                5.500    08-01-17    AAA        9,130        9,582,574       5.24
Cert of Part Ref Medical Center Fin Proj               5.500    08-01-22    A-p        2,500        2,434,700       5.65
San Diego Redevelopment Agency, Tax Alloc City
Heights Proj Ser 1999A                                 5.750    09-01-23    BB         1,025          979,736       6.02
San Diego, City of, Cert Undivided Int Wtr Util
Fund Net Sys Rev                                       4.750    08-01-28    AAA        3,000        2,688,570       5.30
San Francisco, City of, Resid Facil Ser A
Coventry Park Proj                                     8.500    12-01-26    BB         2,000        2,030,840       8.37
San Joaquin Hills Transportation Corridor Agency,
Toll Rd Rev Jr Lien Cap Apprec                          Zero    01-01-10    AAA        6,250        4,069,625       4.65
Toll Rd Rev Ref Conv Cap Apprec Ser 1997A               Zero    01-15-17    BBB-      10,000        6,492,100       6.21
Toll Rd Rev Sr Lien Cap Apprec                          Zero    01-01-14    AAA        5,000        2,551,450       5.11
Toll Rd Rev Sr Lien Cap Apprec                          Zero    01-01-17    AAA        4,900        2,062,067       5.37
Toll Rd Rev Sr Lien Cap Apprec                          Zero    01-01-19    AAA       15,510        5,736,063       5.50
Toll Rd Rev Sr Lien Cap Apprec                          Zero    01-01-20    AAA        2,000          696,640       5.53
Toll Rd Rev Sr Lien Cap Apprec                          Zero    01-01-23    AAA        7,500        2,175,150       5.62
San Jose Financing Auth, Rev Ser B Community
Facil Proj                                             5.625    11-15-18    A+         2,500        2,531,000       5.56
Santa Ana Financing Auth, Lease Rev Ser A Police
Admin & Holding Facil Ser A                            6.250    07-01-19    AAA        2,000        2,265,660       5.52
                                                                                                 ------------
                                                                                                  112,321,580
                                                                                                 ------------
Colorado (1.87%)
Denver, City and County of, Airport Sys Rev Ser
1992A Preref                                           7.250    11-15-25    AAA        1,980        2,134,480       6.73
Airport Sys Rev Ser 1994A Preref                       7.500    11-15-23    A            535          604,694       6.64
Airport Sys Rev Ser 1994A Unref Bal                    7.500    11-15-23    A          2,565        2,812,035       6.84
Douglas County School District No. Re. 1, Douglas
and Elbert Counties Imp Ser 1994A                      6.400    12-15-11    AAA        1,400        1,518,720       5.90
E-470 Public Highway Auth, Rev Cap Apprec Sr Ser
2000B                                                   Zero    09-01-34    BBB-       7,000          561,330       7.22
Metropolitan Football Stadium, Dist Sales Tax Rev
Cap Apprec Ser 1999A                                    Zero    01-01-10    AAA        5,250        3,302,145       5.03
Dist Sales Tax Rev Cap Apprec Ser 1999A                 Zero    01-01-12    AAA        1,125          626,670       5.23
                                                                                                 ------------
                                                                                                   11,560,074
                                                                                                 ------------
Connecticut (0.16%)
Connecticut Health and Educational Facilities
Auth, Rev Ser D Univ of Hartford                       6.800    07-01-22    BBB-       1,000        1,013,560       6.71
                                                                                                 ------------
Delaware (1.10%)
Delaware State Economic Development Auth, Rev Ref
Poll Control Ser B Delmarva Pwr Proj                   6.750    05-01-19    AAA        6,500        6,825,910       6.43
                                                                                                 ------------
Florida (5.25%)
Capital Projects Finance Auth, Student Hsg Rev
Cap Projs Ln Prog Ser A Univ of Florida                7.850    08-15-31    BBB-       3,500        3,443,895       7.98
Crossings at Fleming Island Community Development
District, Spec Assessment Rev Ref Ser 2000C            7.100    05-01-30    BBB-       1,000        1,018,570       6.97
Dade, County of, Professional Sports Franchise
Facil Tax Rev Cap Apprec                                Zero    10-01-27    AAA        5,500        1,211,760       5.66
Hernando County Industrial Development Auth, Rev
Ref 2nd Fla Crushed Stone Co                           8.500    12-01-14    BBB-         200          212,740       7.99
Hernando, County of, Rev Criminal Justice Complex
Fin Proj                                               7.650    07-01-16    AAA          500          629,580       6.08
Hillsborough County Aviation Auth, Rev Ser B
Tampa International Airport                            6.000    10-01-17    AAA        5,880        6,359,220       5.55
Jacksonville Electric Auth, Elec Sys Rev Ser 3-A       5.250    10-01-28    AA         9,000        8,606,520       5.49
Lee, County of, Hosp Board of Directors Hosp Rev
Inflos                                                 8.708#   04-01-20    AAA        2,000        2,125,000       8.20
Orange County Health Facilities Auth, Hosp
Orlando Regional Medical Center Rev Inflos             8.239#   10-29-21    AAA        1,000        1,080,000       7.63
Orange County School Board, Cert of Part Ref Ser
1997A                                                   Zero    08-01-13    Aaa       10,365        5,313,825       5.24
Orlando Utilities Commission, Wtr & Elec Sub Rev
Ser 1989D                                              6.750    10-01-17    AA-        2,200        2,546,412       5.83
                                                                                                 ------------
                                                                                                   32,547,522
                                                                                                 ------------
Georgia (3.87%)
Georgia Municipal Electric Auth, Pwr Rev Ref Ser BB    5.700    01-01-19    A          1,000        1,026,210       5.55
Pwr Rev Ser C                                          5.700    01-01-19    AAA        5,000        5,196,500       5.48
Pwr Rev Ser EE                                         7.250    01-01-24    AAA        2,000        2,485,800       5.83
Pwr Rev Ser Y                                          6.500    01-01-17    AAA        3,500        3,950,800       5.76
Pwr Rev Ser Z                                          5.500    01-01-20    AAA        5,840        5,923,103       5.42
Monroe County Development Auth, Poll Control Rev
Ser A Oglethorpe Pwr Corp Scherer Proj                 6.800    01-01-12    A          1,000        1,128,300       6.03
Savannah Hospital Auth, Rev Ref & Imp Candler
Hosp Proj                                              7.000    01-01-23    BB         4,000        4,295,560       6.52
                                                                                                 ------------
                                                                                                   24,006,273
                                                                                                 ------------
Illinois (2.94%)
Chicago, City of, Chicago-O'Hare Int'l Airport
Gen Airport Rev 1990 Ser A                             7.500    01-01-16    A+         1,035        1,058,401       7.33
Chicago-O'Hare Int'l Airport Int'l Terminal Spec
Rev Ser 1992                                           6.750    01-01-12    AAA        3,000        3,118,860       6.49
Chicago-O'Hare Int'l Airport Spec Facil Rev Ser
1990A  American Airlines Proj                          7.875    11-01-25    BBB-       3,000        3,067,080       7.70
Skyway Toll Bridge Rev Ref Ser 1994                    6.750    01-01-17    AAA        2,000        2,176,740       6.20
Godfrey, City of, United Methodist Village Rev
Ser 1999A                                              5.875    11-15-29    BB+        1,825        1,459,215       7.35
Illinois Development Finance Auth, Poll Control
Rev Ref Commonwealth Edison Co Proj                    5.850    01-15-14    BBB+       3,000        2,925,180       6.00
Illinois Health Facilities Auth, Rev Methodist
Hlth Serv Corp Ser 1991B                               9.162#   05-01-21    AAA        1,000        1,068,750       8.57
Rev Ref Friendship Vlg Schamburg                       6.750    12-01-08    A-         1,640        1,650,184       6.71
Rev Ref Ser 1992 Mercy Hosp & Medical Center Proj      7.000    01-01-07    B+         1,500        1,202,460       8.73
Illinois Industrial Pollution Control Financing
Auth, Rev Great Lakes Carbon Corp Proj                 7.125    10-01-01    BB+          510          510,031       7.12
                                                                                                 ------------
                                                                                                   18,236,901
                                                                                                 ------------
Indiana (0.32%)
Wabash, County of, Solid Waste Disp Rev Jefferson
Smurfit Corp Proj                                      7.500    06-01-26    B          2,000        2,010,940       7.46
                                                                                                 ------------
Iowa (0.13%)
Iowa Finance Auth, Health Care Facil Rev Ref Care
Initiatives Proj Ser B                                 5.750    07-01-18    BB         1,000          834,470       6.89
                                                                                                 ------------
Kentucky (0.91%)
Kenton County Airport Board, Rev Spec Facil Delta
Airlines Proj Ser 1992A                                7.500    02-01-12    BBB-       2,000        2,074,580       7.23
Rev Spec Facil Delta Airlines Proj Ser 1992A           7.125    02-01-21    BBB-       2,000        2,060,360       6.92
Newport Public Properties, Corp Rev 1st Mtg Pub
Prkg & Plaza Ser 2000A-1                               8.500    01-01-27    BB         1,500        1,486,935       8.57
                                                                                                 ------------
                                                                                                    5,621,875
                                                                                                 ------------
Louisiana (2.79%)
Calcasieu Parish Industrial Development Board,
Poll Control Rev Ref Ser 1992 Gulf States Util
Co Proj                                                6.750    10-01-12    BB+        2,975        2,986,900       6.72
De Soto, Parish of, Rev Environ Imp Rev Int'l
Paper Co Proj Ser A                                    7.700    11-01-18    BBB+       2,750        2,982,898       7.10
Louisiana Local Government Environmental
Facilities  Community Development Auth,
Rev Cap Proj & Equip Acquisition Prog**                6.550    09-01-25    A          3,000        3,124,740       6.29
Louisiana Public Facilities Auth, Progressive
Hlthcare Rev Ser 1998B                                 6.375    10-01-20    BB-        1,245        1,067,488       7.44
Rev Ser B Alton Ochsner Medical Funding Proj           6.500    05-15-22    AAA        2,000        2,070,080       6.28
St. Charles, Parish of, Poll Control Rev Ser 1991
Louisiana Pwr & Light Co Proj                          7.500    06-01-21    BBB        4,000        4,116,680       7.29
West Feliciana, Parish of, Poll Control Rev Ser D
Gulf States Utilities Co                               5.800    12-01-15    BB+        1,000          953,220       6.08
                                                                                                 ------------
                                                                                                   17,302,006
                                                                                                 ------------
Maryland (0.64%)
Municipal Mortgage & Equity, LLC, Ser A (R)            6.875    06-30-09    BBB-       4,000        3,988,040       6.90
                                                                                                 ------------
Massachusetts (3.71%)
Massachusetts Bay Transportation Auth, Rev
Assessment Ser 2000A                                   5.250    07-01-30    AAA        1,500        1,424,175       5.53
Massachusetts Development Finance Agency,
Concord-Assabet Family Servs Rev Ref                   6.000    11-01-28    Ba2        2,000        1,583,220       7.58
Rev Boston Univ Ser 1999P                              6.000    05-15-59    BBB+       2,000        2,029,500       5.91
Massachusetts Health and Educational Facilities
Auth, Rev Lowell Gen Hosp Iss Ser A                    8.400    06-01-11    A3         1,100        1,153,240       8.01
Rev New England Deaconess Hosp Iss Ser D               6.625    04-01-12    AAA        3,500        3,687,985       6.29
Rev St Elizabeth's Hosp of Boston Ser E                8.852#   08-15-21    AAA        1,000        1,072,500       8.25
Rev Worcester Polytechnic Institute Ser E              6.750    09-01-11    AAA        3,840        4,089,754       6.34
Massachusetts Municipal Wholesale Electric Co,
Pwr Supply Sys Rev 1992 Ser B A Pub Corp of the
Pwr Supply Sys Rev 1992 Ser B A Pub Corp of the
Commonwealth of Mass                                   6.750    07-01-17    BBB+       4,405        4,564,857       6.51
Massachusetts State Water Pollution Abatement
Trust, Wtr Poll Rev 1994 South Essex Swr
District Loan Proj Ser A                               6.375    02-01-15    AA+        1,000        1,066,370       5.98
Route 3 North Transit Improvement Associates,
Lease Rev                                              5.375    06-15-29    AAA        2,400        2,323,008       5.55
                                                                                                 ------------
                                                                                                   22,994,609
                                                                                                 ------------
Michigan (1.46%)
Detroit, City of, GO Unltd Ser 1995A                   6.800    04-01-15    A-         1,315        1,451,852       6.16
Michigan State Hospital Finance Auth, Hosp Rev
Ref Ser 1995A Genesys Hlth Sys Oblig Group             8.100    10-01-13    AAA        3,000        3,536,550       6.87
Midland County Economic Development Corp, Rev Ref
Ser 2000A Sub Ltd Oblig                                6.875    07-23-09    BB+        4,000        4,044,880       6.80
                                                                                                 ------------
                                                                                                    9,033,282
                                                                                                 ------------
Minnesota (1.15%)
Minneapolis, City of, Rev Ref Walker Methodist Sr
Servs Ser 1998A                                        5.875    11-15-18    BB+        1,000          872,100       6.74
Southern Minnesota Municipal Power Agency, Pwr
Supply Sys Rev Cap Apprec Ser A                         Zero    01-01-23    AAA       15,000        4,229,100       5.75
St. Cloud, City of, St Cloud Health Care Rev St
Cloud Hosp Oblig Group
Ser 2000A                                              5.875    05-01-30    Aaa        2,000        2,037,880       5.77
                                                                                                 ------------
                                                                                                    7,139,080
                                                                                                 ------------
Mississippi (1.18%)
Mississippi Home Corp, Single Family Sr Rev Ref
Ser 1990A                                              9.250    03-01-12    AAA           55           56,714       8.97
Mississippi Hospital Equipment and Facilities
Auth, Rev Ser A Rush Memorial Foundation Proj          8.750    01-01-16    Baa3       2,000        2,067,420       8.46
Washington, County of, Poll Control Rev Ref
Mississippi Pwr & Light Co Proj                        7.000    04-01-22    Baa3       5,000        5,163,450       6.78
                                                                                                 ------------
                                                                                                    7,287,584
                                                                                                 ------------
Nebraska (0.21%)
Omaha Public Power District, Elec Sys Rev 1992
Ser B                                                  6.200    02-01-17    Aa2        1,200        1,313,160       5.67
                                                                                                 ------------
Nevada (1.69%)
Clark, County of, Ind'l Development Rev Ser A
Southwest Gas Corp Proj                                6.500    12-01-33    BBB-      10,000        9,811,900       6.62
Nevada Housing Division, Single Family Proj Sr
Rev Ser 1989 Iss A-1                                   7.350    04-01-16    AA           430          432,378       7.31
Single Family Proj Sr Rev Ser 1990 Iss C-1             7.850    10-01-15    AA-          175          178,357       7.70
Nevada, State of, GO Ltd Tax Municipal Bond Bank
Proj No. 38 Ser A Unref Bal                            6.750    07-01-09    AA            25           26,208       6.44
                                                                                                 ------------
                                                                                                   10,448,843
                                                                                                 ------------
New Jersey (1.46%)
Camden County Improvement Auth, Lease Rev Ser A
Holt Hauling & Warehousing Proj                        9.875    01-01-21    CCC+       1,100        1,088,791       9.98
New Jersey Economic Development Auth, 1st Mtg Rev
Ser A Winchester Gardens                               8.500    11-01-16    BB+          100          105,478       8.06
Rev Ref Ind'l Development Newark Airport Marriott
Hotel Proj                                             7.000    10-01-14    BBB-       4,000        4,085,600       6.85
Rev Ref Ser J Holt Hauling Proj                        8.500    11-01-23    BBB        2,500        2,437,900       8.72
New Jersey Health Care Facilities Financing Auth,
Rev Care Institute Inc Cherry Hill Proj                8.000    07-01-27    BB+        1,370        1,302,486       8.41
                                                                                                 ------------
                                                                                                    9,020,255
                                                                                                 ------------
New Mexico (0.33%)
Farmington, City of, Poll Control Rev 1997 Ser A
Tucson Elec Pwr Co San Juan Proj                       6.950    10-01-20    B+         2,000        2,022,620       6.87
                                                                                                 ------------
New York (11.12%)
Dutchess County Resource Recovery Agency, Rev
Solid Waste Sys Ser A                                  5.350    01-01-12    AAA          710          732,990       5.18
Islip Community Development Agency, Community Dev
Rev Ref NY Institute of Technology Proj                7.500    03-01-26    BB-        2,500        2,607,000       7.19
Long Island Power Auth, Elec Sys Rev Cap Apprec
Ser 1998A                                               Zero    12-01-17    AAA          585          228,296       5.53
Metropolitan Transportation Auth, Commuter Facil
Rev Ser 1998B                                          4.750    07-01-26    AAA        4,000        3,518,520       5.40
Monroe TOB Asset Securitization Corp, TOB
Settlement Rev Asset Backed Bonds                      6.375    06-01-35    A          2,000        2,017,560       6.32
New York City Industrial Development Agency, Rev
Ref LaGuardia Assoc LP Proj                            6.000    11-01-28    BB+        2,500        2,142,525       7.00
New York City Municipal Water Finance Auth, Wtr &
Swr Sys Rev Ser 1999A                                  5.500    06-15-32    AAA        2,000        1,962,980       5.60
Wtr & Swr Sys Rev Ser 2000B                            6.000    06-15-33    AA         1,000        1,038,530       5.78
New York City Transitional Finance Auth, Rev
Future Tax Secd Ser 2000C                              5.500    11-01-29    AA         2,000        1,962,800       5.60
New York Local Government Assistance Corp, Rev
Ref Cap Apprec Ser 1993C                                Zero    04-01-14    AAA        7,210        3,571,041       5.24
New York State Dormitory Auth, City Univ Sys
Consol Rev 2nd Generation Ser 1993A                    5.750    07-01-09    A          1,000        1,052,950       5.46
State Univ Ed Facil Rev Iss Ser 1990B                  7.500    05-15-11    A            500          585,225       6.41
State Univ Ed Facil Rev Ser 1993A                      5.500    05-15-19    A          1,000        1,019,880       5.39
New York State Energy Research and Development
Auth, Elec Facil Rev Ser 1990A Preref                  7.150    06-01-20    A-         1,370        1,455,447       6.73
New York State Environmental Facilities Corp,
State Wtr Poll Control Rev Rites Ser PA-174            7.397#    06-15-11   AAA        2,000        2,600,000       5.69
New York State Housing Finance Agency, State Univ
Construction Ref 1986 Ser A                            8.000    05-01-11    AAA        2,000        2,462,740       6.50
New York State Medical Care Facilities Finance
Agency, Rev 1990 Unref Bal                             7.875    08-15-08    A-           150          153,368       7.70
Rev 1990 Unref Bal                                     7.875    08-15-20    A-            35           35,799       7.70
Rev 1991 Ref                                           7.750    08-15-11    A3           205          211,769       7.50
New York, City of, GO Cap Apprec Ref Fiscal 1998
Ser G                                                   Zero    08-01-08    A-         6,000        4,067,820       4.97
GO Fiscal 1991 Ser D Preref                            8.000    08-01-04    A-           185          193,884       7.63
GO Fiscal 1991 Ser D Unref Bal                         8.000    08-01-04    A-            10           10,446       7.66
GO Fiscal 1991 Ser F Preref                            8.200    11-15-03    A          1,145        1,214,112       7.73
GO Fiscal 1991 Ser F Unref Bal                         8.200    11-15-03    A-           105          110,876       7.77
GO Fiscal 1992 Ser A Preref                            7.750    08-15-12    A-         2,000        2,094,200       7.40
GO Fiscal 1992 Ser D Preref                            7.700    02-01-09    A-           985        1,045,154       7.26
GO Fiscal 1992 Ser D Unref Bal                         7.700    02-01-09    A-            15           15,825       7.30
GO Fiscal 1992 Ser H Preref                            7.000    02-01-08    A-         1,840        1,934,318       6.66
GO Fiscal 1992 Ser H Unref Bal                         7.000    02-01-08    A-           160          167,286       6.70
GO Fiscal 1995 Ser B Preref                            7.000    08-15-16    A-         3,000        3,312,420       6.34
GO Fiscal 1996 Ser J                                   5.500    02-15-26    A-         2,000        1,943,920       5.66
GO Rev Ref Ad Valorem Property Tax Ser D               5.750    08-15-13    A-         3,170        3,254,956       5.60
Port Auth of New York and New Jersey, Spec Proj
KIAC Partners Proj Ser 4                               6.750    10-01-19    BBB        9,000        9,107,010       6.67
Triborough Bridge and Tunnel Auth, Gen Purpose
Rev Ser 1993                                            Zero    01-01-22    AAA       20,755        6,296,652       5.67
Gen Purpose Rev Ser X                                  6.500    01-01-19    A+         1,250        1,297,100       6.26
Spec Oblig Ref Ser 1991B                               6.875    01-01-15    A-         2,300        2,363,802       6.69
Westchester Tobacco Asset Securitization Corp,
Rev Cap Apprec                                          Zero    07-15-39    A          2,000        1,146,840       6.71
                                                                                                 ------------
                                                                                                   68,936,041
                                                                                                 ------------
North Carolina (2.03%)
North Carolina Municipal Power Agency Number 1,
Catawba Elec Rev Ser 1992                              5.750    01-01-15    AAA        7,410        7,492,992       5.69
Catawba Elec Rev Ser 1993                              5.000    01-01-15    AAA        5,220        5,058,650       5.16
                                                                                                 ------------
                                                                                                   12,551,642
                                                                                                 ------------
Ohio (3.38%)
Akron, City of, Cert of Part Akron Municipal
Baseball Stadium Proj                                   Zero    12-01-16    BBB        1,000          979,120       6.30
Cleveland Public Power System, Elec Sys Rev 1st
Mtg Ser 1994A                                          7.000    11-15-16    AAA        2,640        2,943,574       6.28
Elec Sys Rev 1st Mtg Ser A                             7.000    11-15-24    AAA        4,200        4,682,958       6.28
Lorain, County of, Rev 1st Mtg Ser A Kendal At
Oberlin Proj                                           8.625    02-01-22    AA         3,865        4,150,508       8.03
Ohio State Air Quality Development Auth, Rev Adj
Ser B Columbus & South Proj                            6.250    12-01-20    Baa1       4,500        4,339,440       6.48
Ohio State Water Development Auth, Poll Control
Facil Rev Ref Ser 1995 Cleveland Elec Co Proj          7.700    08-01-25    BB+        2,800        2,983,792       7.23
Ohio, State of, Solid Waste Rev Ref CSC Ltd Proj (B)   8.500    08-01-22    C          1,825          538,375      28.81
Student Loan Funding Corp, Sub Rev Ser B
Cincinnati Ohio Student Loan                           8.875    08-01-08    BBB-         340          343,981       8.77
                                                                                                 ------------
                                                                                                   20,961,748
                                                                                                 ------------
Oklahoma (0.33%)
Tulsa Municipal Airport Trust, Trustees of, Rev
Ser 1988 American Airlines Inc                         7.375    12-01-20    BBB-       2,000        2,044,560       7.21
                                                                                                 ------------
Oregon (0.56%)
Western Generation Agency, Rev 1994 Ser A Wauna
Cogeneration Proj                                      7.125    01-01-21    BBB-       3,400        3,480,546       6.96
                                                                                                 ------------
Pennsylvania (8.31%)
Allegheny County Hospital Development Auth, Rev
Hlth & Ed Rehab Institute of Pitt                      7.000    06-01-22    AA         1,500        1,589,775       6.60
Allegheny County Industrial Development Auth, Rev
Ref Ser 1994A Environmental Imp USX Corp Proj          6.700    12-01-20    BBB       10,000       10,198,800       6.57
Beaver County Industrial Development Auth, Coll
Poll Control Rev Ref Ser 1995A Toledo Edison Co
Poll Control Rev Ref Ser 1995A Toledo Edison Co
Beaver Valley Proj                                     7.750    05-01-20    BB+        2,200        2,361,414       7.22
Carbon County Industrial Development Auth, Rev
Ref Panther Creek Partners Proj                        6.700    05-01-12    BBB-       2,960        2,999,338       6.61
Delaware County Auth, 1st Mtg Rev Riddle Village
Proj                                                   7.000    06-01-26    BBB-       1,250        1,222,138       7.16
Northumberland County Auth, Commonwealth Lease
Rev Ser 1991                                           6.250    10-15-09    AAA        1,000        1,021,490       6.12
Pennsylvania Convention Center Auth, Rev Ref Ser
1994A                                                  6.700    09-01-14    BBB        4,950        5,182,749       6.40
Pennsylvania Economic Development Finance Auth,
Resource Recovery Rev Ser 1994D Colver Proj            7.125    12-01-15    BBB-       7,000        7,191,590       6.94
Resource Recovery Rev Ser 1994D Colver Proj            7.150    12-01-18    BBB-       1,500        1,536,090       6.98
Pennsylvania State Turnpike Commission, Turnpike
Rev Ser N                                              6.500    12-01-13    AA-        2,840        2,960,359       6.24
Philadelphia Hospitals and Higher Education
Facilities Auth, Hosp Rev 1991 Ser A
Philadelphia Protestant Home Proj                      8.625    07-01-21    AA         2,700        2,842,236       8.19
Hosp Rev 1992 Ser A Children's Seashore House
Proj                                                   7.000    08-15-12    A+         1,250        1,310,313       6.68
Philadelphia Industrial Development Auth,
Commercial Devel Rev Ser 1995  Philadelphia
Airport Hotel Proj                                     7.750    12-01-17     B+        3,250        3,431,058       7.34
Philadelphia, City of, Wtr & Swr Rev 16th Ser          7.500    08-01-10    AAA        3,000        3,144,420       7.16
Scranton-Lackawanna Health and Welfare Auth, Rev
Ser A Allied Services Rehabilitation Hosp Proj         7.600    07-15-20    BBB-       3,525        3,642,911       7.35
Westmoreland County Industrial Development Auth,
Rev Valley Landfill Proj                               5.100    05-01-18    BBB        1,000          892,360       5.72
                                                                                                 ------------
                                                                                                   51,527,041
                                                                                                 ------------
Puerto Rico (7.34%)
Puerto Rico Aqueduct and Sewer Auth,
Ref Pars & Inflos Ser 1995 Gtd by the
Commonwealth  of Puerto Rico                           6.000    07-01-11    AAA          200          221,866       5.41
Ref Pars & Inflos Ser 1995 Gtd by the
Commonwealth  of Puerto Rico                           7.370#   07-01-11    AAA        6,500        7,913,750       6.05
Puerto Rico Electric Power Auth, Rev Ser HH            5.250    07-01-29    AAA        1,500        1,460,775       5.39
Puerto Rico Highway and Transportation Auth,
Highway Rev Ser Y Res Int Tax-Exempt Sec Rec'ts
Highway Rev Ser Y Res Int Tax-Exempt Sec Rec'ts
Ser PA-114 (r)                                         7.146#   07-01-11    A         13,130       16,000,875       5.86
Puerto Rico, Commonwealth of, GO Pub Imp Inverse
Rate Floater 1992A                                     7.504#   07-01-08    AAA        2,700        2,885,625       7.02
GO Pub Imp Inverse Rate Securities Ser 1996            7.672#   07-01-11    AAA       14,000       17,045,000       6.30
                                                                                                 ------------
                                                                                                   45,527,891
                                                                                                 ------------
South Carolina (1.29%)
Florence, County of, Ind'l Dev Rev Stone
Container Proj                                         7.375    02-01-07    BB-        3,460        3,473,909       7.35
Richland, County of, Poll Control Rev Union Camp
Corp Proj Ser 1992B                                    6.625    05-01-22    BBB+       2,000        2,028,580       6.53
South Carolina Jobs-Economic Development Auth,
Solid Waste Recycling Rev Santee River Rubber
Proj Ser A                                             8.000    12-01-14    BB-        2,750        2,512,538       8.76
                                                                                                 ------------
                                                                                                    8,015,027
                                                                                                 ------------
Tennessee (3.39%)
Chattanooga Industrial Development Board, Ind'l
Rev Ref Dev Market Str Ltd Proj                        7.000    12-15-12    BBB        2,750        2,685,347       7.17
Eastside Utility District of Hamilton, Waterworks
Rev Iss                                                6.750    11-01-11    A          1,000        1,047,050       6.45
Humphreys County Industrial Development Board,
Solid Waste Disposal Rev E.I. Du Pont de Nemours
and Co Proj                                            6.700    05-01-24    AA-        6,500        6,964,880       6.25
Maury County Industrial Development Board,
Multi-Modal Interchangeable Rate Poll Control Ref
Rev Saturn Corp Proj                                   6.500    09-01-24    A          9,000        9,297,090       6.29
Memphis-Shelby County Airport Auth, Rev Ref
Federal Express Corp                                   6.750    09-01-12    BBB        1,000        1,042,480       6.47
                                                                                                 ------------
                                                                                                   21,036,847
                                                                                                 ------------
Texas (4.43%)
Austin, City of, Combined Util Sys Rev Ref Ser
1998                                                   6.750    11-15-10    AAA        3,125        3,609,125       5.84
Corpus Christi Housing Finance Corp, Single
Family Mtg Sr Rev Ref Ser 1991A                        7.700    07-01-11    AAA          280          297,802       7.24
Dallas-Fort Worth International Airport Facility
Improvement, Rev American Airlines Inc                 7.250    11-01-30    BBB-      10,250       10,668,815       6.97
Rev Delta Air Lines Inc                                7.600    11-01-11    BBB-       3,000        3,106,200       7.34
El Paso Housing Finance Corp, Single Family Mtg
Rev Ref Bonds 1991 Ser A                               8.750    10-01-11    A2           280          293,622       8.34
El Paso International Airport, Rev Ref Spec Facil
Marriott Corp Proj                                     7.750    03-01-12    B          1,410        1,442,768       7.57
Houston Independent School District, Pub Facil
Corp Lease Rev Cap Apprec Ser A Cesar E Chavez          Zero    09-15-16    AAA          900          369,396       5.63
Houston, City of, Spec Facil Rev Ser C
Continental Airline Inc                                6.125    07-15-27    BB         4,000        3,565,080       6.87
Wtr & Swr Sys Rev Ref Prior Lien Ser B Preref          6.750    12-01-08    A+           180          188,597       6.44
Wtr & Swr Sys Rev Ref Prior Lien Ser B Unref Bal       6.750    12-01-08    A+         1,320        1,376,932       6.47
North Central Texas Health Facilities Development
Corp, Hospital Rev Baylor Univ Medical Center
Ser 1991A                                              9.137#   05-15-16    AA-        1,000        1,070,000       8.54
Sabine River Auth, Poll Control Rev Ref TXU
Electric Proj Ser A                                    6.450    06-01-21    BBB        1,500        1,501,995       6.44
                                                                                                 ------------
                                                                                                   27,490,332
                                                                                                 ------------
Utah (0.36%)
Carbon, County of,
Solid Waste Disp Rev Ref Ser A East Carbon
Development  Corp                                      9.000    07-01-12    BBB-         900          917,649       8.83
Salt Lake City Hospital, Rev Ref Ser A                 8.125    05-15-15    AAA        1,000        1,246,150       6.52
Utah Housing Finance Agency, Single Family Mtg Sr
1990 Iss B-2                                           7.700    07-01-15    AAA           15           15,158       7.62
Single Family Mtg Sr 1991 Iss B-1                      7.500    07-01-16    AAA           20           20,457       7.33
                                                                                                 ------------
                                                                                                    2,199,414
                                                                                                 ------------
Virgin Islands (0.54%)
Virgin Islands Public Finance Auth, Rev Sub Lien
Fund Ln Notes Ser 1998E                                5.875    10-01-18    BB+        2,500        2,388,725       6.15
Virgin Islands Water & Power Auth, Wtr Sys Rev Ref     5.500    07-01-17    BB+        1,000          932,340       5.90
                                                                                                 ------------
                                                                                                    3,321,065
                                                                                                 ------------
Virginia (1.48%)
Arlington County Industrial Development Auth,
Hosp Facil Rev Arlington Hosp Ser 1991A                7.125    09-01-21    AAA          500          523,450       6.81
Fairfax County Industrial Develpment Auth, Rev
RITES                                                  9.027#   08-29-23    AA         1,000        1,080,000       8.36
Fredericksburg Industrial Auth, Hosp Facil Rev         8.455#   08-15-23    AAA        1,500        1,614,375       7.86
Pittsylvania County Industrial Development Auth,
Rev Ser A Exempt Facil                                 7.550    01-01-19    BB         3,500        3,630,970       7.28
Pocahontas Parkway Assn, Toll Road Rev Cap Apprec
1st Tier Sub Ser C                                      Zero    08-15-24    Ba1        4,800          796,512       7.64
Toll Road Rev Cap Apprec 1st Tier Sub Ser C             Zero    08-15-25    Ba1        5,000          769,800       7.64
Toll Road Rev Cap Apprec 1st Tier Sub Ser C             Zero    08-15-26    Ba1        5,500          785,565       7.64
                                                                                                 ------------
                                                                                                    9,200,672
                                                                                                 ------------
Washington (1.61%)
Seattle, City of, Municipal Light & Pwr Rev 1994       6.625    07-01-16    AA         3,600        3,933,684       6.06
Spokane County Industrial Development Corp, Solid
Waste Disp Rev Kaiser Alum & Chem Corp Proj            7.600    03-01-27    BB-        1,250        1,245,625       7.63
Tacoma Electric System, Rev VRDN/RIBS Iss of 1991      8.437#   01-02-15    AAA        1,000        1,051,250       8.03
Washington Public Power Supply System, Nuclear
Proj No. 1 Ref Rev Ser 1989B                           7.125    07-01-16    AA-        1,500        1,774,140       6.02
Washington, State of, GO Ser A of 1990                 6.750    02-01-15    AA+        1,000        1,156,920       5.83
Washington, University of, Hsg & Dining Rev
Preref                                                 7.000    12-01-21    AAA          595          625,428       6.66
Hsg & Dining Rev Preref                                7.000    12-01-21    AAA           35           36,790       6.66
Hsg & Dining Rev Unref Bal                             7.000    12-01-21    AAA          120          125,857       6.67
                                                                                                 ------------
                                                                                                    9,949,694
                                                                                                 ------------
West Virginia (0.50%)
West Virginia State Hospital Finance Auth, Hosp
Rev Charleston Area Medical Center Ser 2000A           6.750    09-01-22     A2        3,000        3,084,390       6.57
                                                                                                 ------------
Wisconsin (0.04%)
Sturgeon Bay Combined Utilities, Door County
Combined Util Mtg Rev Ser 1990 Unref Bal               7.500    01-01-10    AAA          230          238,975       7.22
                                                                                                 ------------
TOTAL TAX-EXEMPT LONG-TERM BONDS
(Cost $577,082,163)                                                                  (99.15%)     614,624,486
                                                                                    --------     ------------
OTHER ASSETS AND LIABILITIES, NET                                                     (0.85%)       5,280,639
                                                                                    --------     ------------
TOTAL NET ASSETS                                                                    (100.00%)    $619,905,125
                                                                                    ========     ============

NOTES TO SCHEDULE OF INVESTMENTS
(r) Direct placement security is restricted as to resale. This security has been valued in accordance with procedures approved by the Trustees after consideration of restrictions as to resale, financial condition and prospects of the issuer, general market conditions and pertinent information in accordance with the Fund's bylaws and the Investment
    Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to this restricted security. Additional information on this security is as follows:
                                                                            MARKET
                                                                          VALUE AS A        MARKET
                                                                          PERCENTAGE         VALUE
                                           ACQUISITION    ACQUISITION      OF FUND'S         AS OF
ISSUER, DESCRIPTION                           DATE           COST         NET ASSETS    AUGUST 31, 2000
-------------------                           ----           ----         ----------    ---------------
Puerto Rico Highway and Transportation Auth,
Highway Rev Ser Y Res Int Tax-Exempt
Sec Rec'ts Ser PA-114
7.146%, 07-01-11                            04-02-96      $14,925,160        2.58%        $16,000,875

(B) Non-income producing issuer, filed for protection under the Federal
    Bankruptcy Code or is in default on interest payment.

(R) This security is exempt from registration under rule 144A of the Securities Act of 1933. Such security may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $3,988,040 or 0.64% of net assets as of August 31, 2000.

  * Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investors Service, Fitch or John Hancock Advisers,
    Inc. where  Standard & Poor's ratings are not available.

 ** This security having an aggregate value of $3,124,740 or 0.50% of the Fund's net assets, has been purchased on a when-issued basis. The purchase price and the interest rate of this security are fixed at trade date, although the Fund does not earn any interest on this security until settlement date. The Fund has instructed its Custodian Bank to segregate assets with a current value at least equal to the amount of its when-issued commitment. Accordingly, the market value of $3,205,678 of Commonwealth of Puerto Rico, 7.672%, 07-01-11, has been segregated to cover the when-issued commitment.

  + The yield is not calculated in accordance with guidelines established by the U.S. Securities & Exchange Commission and is unaudited. Zero coupon yields are at yield to maturity.

  # Represents rate in effect on August 31, 2000.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




Portfolio Concentration (Unaudited)
--------------------------------------------------------------------------
The Tax-Free Bond Fund invests primarily in securities issued by the various states and their various political subdivisions. The performance of the Fund is closely tied to economic conditions within the applicable states and the financial conditions of the states and their agencies and municipalities. The concentration of investments by states and credit ratings for individual securities held by the Fund are shown in the schedule of investments. In addition, the concentration of investments can be aggregated by various sector categories.

The table below shows the percentages of the Fund's investments at August 31, 2000 assigned to the various sector categories.

                                        MARKET VALUE
                                      AS A PERCENTAGE
                                          OF FUND'S
SECTOR DISTRIBUTION                      NET ASSETS
-------------------                      ----------
General Obligation                          7.57%
Revenue Bonds - Airport                     0.90
Revenue Bonds - Authority                   1.75
Revenue Bonds - Bridge & Toll Road          1.05
Revenue Bonds - Building                    0.10
Revenue Bonds - Combined                    0.63
Revenue Bonds - Economic Development        0.65
Revenue Bonds - Education                   2.60
Revenue Bonds - Electric                   12.62
Revenue Bonds - Environment                 0.92
Revenue Bonds - Excise Tax                  0.32
Revenue Bonds - Facility                    0.57
Revenue Bonds - Financial                   0.20
Revenue Bonds - Health                     11.77
Revenue Bonds - Highway                     0.84
Revenue Bonds - Hospital                    0.50
Revenue Bonds - Housing                     2.16
Revenue Bonds - Industrial Development      1.41
Revenue Bonds - Industrial Revenue          7.24
Revenue Bonds - Lease                       0.16
Revenue Bonds - Other                       4.39
Revenue Bonds - Parking Garage/Authority    0.24
Revenue Bonds - Pollution Control          13.79
Revenue Bonds - Power                       0.47
Revenue Bonds - Recreational Facility       1.05
Revenue Bonds - School                      0.92
Revenue Bonds - Solid Waste Disposal        0.52
Revenue Bonds - Student Loan                0.56
Revenue Bonds - Transportation             19.70
Revenue Bonds - Various Purpose             0.33
Revenue Bonds - Water & Sewer               3.22
                                         -------
TOTAL TAX-EXEMPT LONG-TERM BONDS           99.15%
                                         =======



NOTES TO FINANCIAL STATEMENTS

John Hancock Funds -- Tax-Free Bond Fund

NOTE A --
ACCOUNTING POLICIES

John Hancock Tax-Free Bond Fund (the "Fund") is a diversified series of John Hancock Tax-Free Bond Trust (the "Trust"), an open-end management investment company, registered under the Investment Company Act of 1940. The investment objective of the Fund is to provide as high a level of interest income exempt from federal income taxes as is consistent with preservation of capital, by investing primarily in municipal bonds, notes and commercial paper, the interest on which is exempt from federal income taxes.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $12,768,595 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforwards are used by the Fund, no capital gains distribution will be made. The carryforwards expire as follows:
August 31, 2002 -- $7,612,962 and August 31, 2003 -- $5,155,633.
Availability of a certain amount of these loss carryforwards which were acquired on December 6, 1996 in a merger with John Hancock Managed Tax-Exempt Fund, may be limited in a given year.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Interest income on investment securities is recorded on the accrual basis.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

PREMIUM AND DISCOUNT For tax-exempt issues, the Fund amortizes the amount paid in excess of par value on securities purchased from either the date of purchase or date of issue to date of sale, maturity or to next call date, if applicable. The Fund accretes original issue discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code. The Fund records market discount on bonds purchased after April 30, 1993 at time of disposition.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the fund level and allocated daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and relative sizes of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The maximum loan balance outstanding during the year amounted to $22,246,000. The annualized interest rate charged during the year ranged from 5.75% to 7.63%. At August 31, 2000, there were no outstanding borrowings.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS WITH AFFILIATES
AND OTHERS

The Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent on an annual basis to the sum of (a) 0.55% of the first $500,000,000 of the Fund's average daily net asset value,
(b) 0.50% of the next $500,000,000 and (c) 0.45% of the Fund's average daily net asset value in excess of $1,000,000,000.

The Adviser has voluntarily agreed to limit the Fund's expenses further to the extent required to prevent expenses from exceeding 0.85%, 1.60% and 1.70% of the average net assets attributable to Class A, Class B and Class C, respectively. Accordingly, the reduction in the Advisor's fee amounted to $222,640 for the year ended August 31, 2000. This limitation may not be discontinued until December 31, 2000.

The Fund has an agreement with its custodian bank under which $103,554 of custodian fees have been reduced by balance credits applied during the year ended August 31, 2000. If the Fund had not entered into this agreement, the assets not invested, on which these balance credits were earned, could have produced taxable income.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended August 31, 2000, net sales charges received with regard to sales of Class A shares amounted to $245,143. Out of this amount, $28,759 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $27,171 was paid as sales commissions to unrelated broker-dealers and $189,213 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors.

Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B shares. For the year ended August 31, 2000, CDSCs amounted to $304,475.

Effective May 1, 2000, all Class C retail purchases are assessed a 1.00% up-front sales charge. For the year ended August 31, 2000, up-front sales charges received with regard to sales of Class C shares amounted to $23,826. Out of this amount $23,076 was paid as sales commissions to unrelated broker-dealers and $750 was paid as sales commissions to sales personnel of Signator Investors. Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class C shares. For the year ended August 31, 2000, CDSCs amounted to $832.

In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution
Plans with respect to Class A, Class B and Class C shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse
JH Funds for its distribution and service costs. JH Funds has agreed to limit the distribution and service fees pursuant to Class A and Class B plans to 0.15% and 0.90% of the average daily net assets, respectively.

Accordingly, the reduction in the distribution and service fee amounted to $531,067 and $114,002 for Class A and Class B, respectively, for the year ended August 31, 2000. This limitation may not be discontinued until December 31, 2000. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

Mr. Stephen L. Brown, Ms. Maureen R. Ford and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The investment had no impact on the operations of the Fund.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended August 31, 2000, aggregated $78,980,423 and $159,625,700, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the year ended August 31, 2000.

The cost of investments owned at August 31, 2000 for federal income tax purposes was $577,082,163. Gross unrealized appreciation and depreciation of investments aggregated $43,473,456 and $5,931,133, respectively, resulting in net unrealized appreciation of $37,542,323.


NOTE D --
RECLASSIFICATION OF ACCOUNTS

During the year ended August 31, 2000, the Fund has reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $9,030, an increase in undistributed net investment income of $7,782 and a decrease in capital paid-in of $16,812. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of August 31, 2000. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights excludes these adjustments.



REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Board of Trustees
John Hancock Tax-Free Bond Trust --
and Shareholders of
John Hancock Tax-Free Bond Fund

We have audited the accompanying statement of assets and liabilities of the John Hancock Tax-Free Bond Fund (the "Fund"), one of the port-folios constituting John Hancock Tax-Free Bond Trust, including the schedule of investments, as of August 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2000, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Tax-Free Bond Fund of the John Hancock Tax-Free Bond Trust at August 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.

/S/ ERNST & YOUNG LLP

Boston, Massachusetts
October 12, 2000


TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund during its fiscal year ended August 31, 2000.

None of the 2000 income dividends qualify for the corporate dividends-received deduction. Shareholders who are not subject to the alternative minimum tax received income dividends which are 99.73% tax-exempt. The percentage of income dividends from the Fund subject to the alternative minimum tax is 17.28%.

None of the income dividends were derived from the U.S. Treasury Bills.

For specific information on exemption provisions in your state, consult your local state tax office or your tax advisor.

Shareholders will be mailed a 2000 U.S. Treasury Department Form
1099-DIV in January 2001. This will reflect the total of all distributions which are taxable for calendar year 2000.



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner.]

John Hancock Funds, Inc.
Member NASD
101 Huntington Avenue
Boston, MA 02199-7603

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line

www.jhfunds.com

Bulk Rate
U.S. Postage
PAID
Randolph, MA
Permit No. 75

This report is for the information of shareholders of the John Hancock Tax-Free Bond Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.


[A recycled logo in lower left hand corner with caption "Printed on Recycled Paper."]


5200A    8/00
        10/00






The latest report from your
Fund's management team

ANNUAL REPORT

High Yield
Tax-Free Fund

AUGUST 31, 2000

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS".]



TRUSTEES
Stephen L. Brown
James F. Carlin*
William H. Cunningham
Ronald R. Dion*
Maureen R. Ford
Charles L. Ladner
Steven R. Pruchansky*
Richard S. Scipione
Lt. Gen. Norman H. Smith, USMC (Ret.)
John P. Toolan
*Members of the Audit Committee

OFFICERS
Stephen L. Brown
Chairman
Maureen R. Ford
Vice Chairman, President and
Chief Executive Officer
Osbert M. Hood
Executive Vice President and
Chief Financial Officer
William L. Braman
Executive Vice President and
Chief Investment Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

CUSTODIAN
Investors Bank and Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072


CEO CORNER

[A 1" x 1" photo of Maureen R. Ford, Vice Chairman, President and Chief Executive Officer, flush right next to second paragraph.]

DEAR FELLOW SHAREHOLDERS:

After providing investors with sky-high returns for the last five years, the financial markets have brought investors back down to earth in 2000. Volatility ruled during the spring, as rising interest rates and prospects of a slowing economy finally caught up to pricey growth stocks. As a result, the tech-heavy NASDAQ Composite Index advanced by only 3.37% through the end of August, while the Dow Jones Industrial Average lost 1.46% and the Standard & Poor's 500 Index was up 4.12%.

But there is a silver lining. Investors have finally turned their attention to broader swaths of the market, including both blue chip and old economy stocks in sectors like financials, health care and energy, that combined both strong fundamentals and less frothy valuation levels. As for bonds, rising interest rates have kept the broader bond market in flux, but pockets of strength have emerged there, as well, including municipal bonds and longer-maturity Treasury bonds. The 30-year bond, for instance, has returned 14.28% since January.

Between now and year end, we expect the market's focus to be on Washington, as it usually is in an election year. While the presidential election is important, what warrants more attention is the Federal Reserve Board. The November election will generate more ink, but won't have anywhere near the impact on financial markets that further Fed action could. So we'll be watching the economic data to see whether the Fed has truly wound down its string of interest-rate hikes.

The market's shifts in leadership so far this year highlight one of the key investment tenets that we can't emphasize enough: investing should be a marathon, not a sprint. If your portfolio is diversified and you have an up-to-date financial plan crafted with an investment professional to meet your goals, it becomes easier to ride out the market's short-term ups and downs. It could also provide you with a greater chance of success over time.

Sincerely,

/S/ MAUREEN R. FORD

MAUREEN R. FORD, VICE CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER



BY FRANK A. LUCIBELLA, CFA, BARRY H. EVANS, CFA, AND
DIANNE SALES, CFA, PORTFOLIO MANAGERS

[A 3" x 2" photo at bottom right side of page of John Hancock
High Yield Tax-Free Fund. Caption below reads "Fund management team members (l-r): Dianne Sales, Barry Evans and
Frank Lucibella."]

John Hancock
High Yield Tax-Free Fund

High-yield municipals languish, even while overall market rallies

Despite growing optimism about inflation and the direction of interest rates, the past year proved to be a difficult one for high-yield municipal bonds. A year ago, investors were spooked by fears of inflation and rising interest rates. Persistently tight labor markets and strong economic growth continued to fan inflationary fears and the Federal Reserve Board raised interest rates to cool off the economy -- six times from June 1999 through August 2000. In response, investors pushed bond yields higher and their prices -- which move in the opposite direction of yields -- lower.

"...the past
 year proved
 to be a
 difficult one
 for high-yield
 municipal
 bonds."

Rising interest rates also translated into flagging demand for municipals and most other fixed-income investments, which put further pressure on bond prices. That was especially true for high-yield bonds. Instead of seeking better returns, investors increasingly steered clear of lower-rated issuers. High-yield bonds also were troubled by a number of technical factors. High-yield issuers swamped the market with new securities at the end of 1999. At the same time, the high-yield segment of the market bore much of the brunt of tax-loss selling in late 1999 and early 2000. Investors sold some high-yield municipal holdings to lock in losses and offset capital gains incurred elsewhere in their portfolios. Additionally, concerns about the future profitability of the health-care sector -- which accounts for a good-sized portion of the high-yield market -- cast a pall over the entire market.

[Pie chart at top left hand column with heading "Portfolio Diversification." The chart is divided into eleven sections (from top to left): Facility 2%, Education 2%, Economic Development 3%, Water & Sewer 2%, Transportation 11%, Pollution Control 17%, Industrial Revenue 7%, Industrial Development 5%, Housing 8%, Health 18% and Other 25%. A note below the chart reads "As a percentage of net assets on August 31, 2000."]

"We...bene-
 fited from
 many of our
 positions in
 the utility
 sector..."

Even though the overall municipal market enjoyed a spring rally prompted by expectations that the Fed might be at or near the end of its nearly 15-month-long campaign to raise interest rates, high-yield bonds continued to struggle. While higher-rated, lower-yielding bonds benefited from significantly increased demand from individual investors, high-yielding securities of all types -- such as high-yield corporate and municipal bonds -- remained decidedly out of favor.

[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Foothill Corridor Agency followed by an up arrow with the phrase "Strong demand for California bonds." The second listing is Mississippi Entergy followed by an up arrow with the phrase "Proposed merger generates enthusiasm." The third listing is Safety Kleen followed by a down arrow with the phrase "Bonds hurt by bankruptcy filing." A note below the table reads "See 'Schedule of Investments.' Investment holdings are subject to change."]

Fund performance

For the 12-month period ended August 31, 2000, John Hancock High Yield Tax-Free Fund's Class A, Class B and Class C shares posted total returns of 1.24%, 0.49% and 0.48%, respectively, at net asset value. By comparison, the average high-yield municipal bond fund returned 0.90%, according to Lipper, Inc.1 Keep in mind that your net asset value will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for longer-term performance information.

Leaders and laggards

Despite the difficult investment backdrop, there were a number of bright spots for the Fund. First, it was well positioned in some of the bonds that were expected to receive, or had received, a credit upgrade during the year. We also benefited from many of our positions in the utility sector, including Mississippi Entergy, which is scheduled to be bought out by higher-rated Florida Power, and Connecticut Light & Power, which was recently upgraded.

Our holdings in California also performed well since the state was among the municipal market's best-performing states in light of very strong demand. Bonds issued by Foothill/Eastern Transportation Corridor Agency were some of our best performers because of that strong demand and because their relatively high interest-rate sensitivity boosted their performance during the spring and summer rally.

On the flip side, our holdings in bonds issued by the County of Tooele, Utah, in conjunction with the hazardous waste clean-up efforts of the company Safety Kleen, performed poorly when the company filed for bankruptcy protection. Our holdings in health-care bonds also performed poorly in response to continued concerns about the sector's profitability.

Duration management works

Our timely management of the Fund's duration, or interest-rate sensitivity, paid off. Throughout periods when interest rates were on the rise and the municipal market was in retreat -- such as last fall, the December-January period and the March-April span -- we shortened the Fund's duration. By doing so during those downdrafts, the Fund's share price losses were curtailed when interest rates rose. We also benefited from increasing the Fund's interest-rate sensitivity when the market rallied, as it has since May. Lengthening the Fund's duration meant that it more fully benefited from the rise in bond prices.

[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended August 31, 2000." The chart is scaled in increments of 0.5% with 0% at the bottom and 1.5% at the top. The first bar represents the 1.24% total return for John Hancock High Yield Tax-Free Fund Class A. The second bar represents the 0.49% total return for John Hancock High Yield Tax-Free Fund Class B. The third bar represents the 0.48% total return for John Hancock High Yield Tax-Free Fund Class
C. The fourth bar represents the 0.90% total return for Average high-yield municipal bond fund. A note below the chart reads "Total returns for John Hancock High Yield Tax-Free Fund are at net asset value with all distributions reinvested. The average high-yield municipal bond fund is tracked by Lipper, Inc. 1 See the following two pages for historical performance information."]

Opportunities

The rise in interest rates and bond yields afforded us an opportune time to do a bit of restructuring to the Fund. We undertook a program to replace -- whenever the market provided us with attractive opportunities to do so -- less well-known and less well-traded names with more high-profile and better trading names. Thanks to rising rates, we were often able to add to our existing names or bring in new names with strong risk/return profiles.

"...we think
 the technical
 aspects of
 supply and
 demand will
 turn more
 positive."

Outlook

Over the very short term, we think interest rates can hold steady at current levels. It would be quite surprising to see the Fed cut or hike interest rates prior to the November presidential election. Beyond that point, however, anything can happen. While the economy has shown some signs of a slowdown, it may not be enough to prevent the Fed from raising interest rates further by year end. Some observers are speculating that the slowing has been significant enough to warrant a rate cut, something we believe is unlikely given that economic growth remains strong. With that outlook in mind, we plan to keep the Fund's duration neutral. As for the high-yield municipal market, we think the technical aspects of supply and demand will turn more positive. Supply has already abated and we believe that investors will eventually start looking at the compelling yields that high-yield bonds currently offer.

------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

See the Fund's prospectus for a discussion of the risks of investing in high-yield bonds.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock High Yield Tax-Free Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include an up-front maximum applicable sales charge of 4.50%. (Prior to May 15, 1995, the maximum applicable sales charge for Class A shares was 4.75%.) Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes an up-front sales charge of 1% and a contingent deferred sales charge (1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Please note that a portion of the Fund's income may be subject to taxes and some investors may be subject to the Alternative Minimum Tax (AMT). Also note that capital gains are taxable.

CLASS A
For the period ended June 30, 2000
                                                                       SINCE
                                                 ONE         FIVE    INCEPTION
                                                YEAR        YEARS   (12/31/93)
                                               -----        -----        -----
Cumulative Total Returns                      (6.43%)      16.82%       23.47%
Average Annual Total Returns(1)               (6.43%)       3.16%        3.30%

CLASS B
For the period ended June 30, 2000
                                                 ONE         FIVE          TEN
                                                YEAR        YEARS        YEARS
                                               -----        -----        -----
Cumulative Total Returns                      (7.40%)      16.00%       68.99%
Average Annual Total Returns(1)               (7.40%)       3.01%        5.39%

CLASS C
For the period ended June 30, 2000
                                                           SINCE
                                                 ONE    INCEPTION
                                                YEAR     (4/1/99)
                                               -----     --------
Cumulative Total Returns                      (4.66%)      (5.34%)
Average Annual Total Returns(1)               (4.66%)      (4.31%)

YIELDS
As of August 31, 2000
                                                         SEC 30-DAY
                                                              YIELD
                                                         ----------
John Hancock High Yield Tax-Free Fund: Class A(1)           5.58%
John Hancock High Yield Tax-Free Fund: Class B(1)           5.14%
John Hancock High Yield Tax-Free Fund: Class C(1)           5.04%


Note to Performance

(1) The custodian fee was offset with balance credits during the year ended August 31, 2000. Without the balance credits, the average annual total return for the one-year period for Class A, Class B and Class C shares would have been (6.46%), (7.43%) and (4.69%), respectively. Without the balance credits, the effect on the five- and ten-year periods and since inception for Class A, Class B and Class C shares would have been less than 0.01%. The yields for Class A, Class B and Class C shares, without the balance credits, would have been 5.55%, 5.11% and 5.01%, respectively.



WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock High Yield Tax-Free Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Municipal Bond Index -- an unmanaged index that includes approximately 15,000 bonds and is commonly used as a measure of bond performance. It is not possible to invest in an index. Past performance is not indicative of future results.

Line chart with the heading John Hancock High Yield Tax-Free Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Lehman Brothers Municipal Bond Index and is equal to $14,248 as of August 31, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock High Yield Tax-Free Fund on December 31, 1993, before sales charge, and is equal to $13,225 as of August 31, 2000. The third line represents the value of the same hypothetical investment made in the John Hancock High Yield Tax-Free Fund, after sales charge, and is equal to $12,630 as of August 31, 2000.

Line chart with the heading John Hancock High Yield Tax-Free Fund Class B*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Lehman Brothers Municipal Bond Index and is equal to $20,375 as of August 31, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock High Yield Tax-Free Fund on August 31, 1990, before sales charge, and is equal to $17,269 as of August 31, 2000.

Line chart with the heading John Hancock High Yield Tax-Free Fund Class C*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Lehman Brothers Municipal Bond Index and is equal to $10,443 as of August 31, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock High Yield Tax-Free Fund on April 1, 1999, before sales charge, and is equal to $9,777 as of August 31, 2000. The third line represents the value of the same hypothetical investment made in the John Hancock High Yield Tax-Free Fund, after sales charge, and is equal to $9,679 as of August 31, 2000.

*No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

John Hancock Funds -- High Yield Tax-Free Fund


The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on August 31, 2000. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
August 31, 2000
--------------------------------------------------------------
Assets:
Investments at value -- Note C:
Tax-exempt long-term bonds (cost --
$126,502,983)                                     $126,624,863
Cash                                                   853,143
Receivable for investments sold                         45,000
Receivable for shares sold                              61,011
Interest receivable                                  2,123,098
Other assets                                            47,648
                                             -----------------
Total Assets                                       129,754,763
                                             -----------------
Liabilities:
Payable for shares repurchased                          14,017
Payable for investments purchased                    1,002,867
Payable to John Hancock Advisers, Inc.
and affiliates -- Note B                                85,728
Accounts payable and accrued expenses                   87,991
                                             -----------------
Total Liabilities                                    1,190,603
                                             -----------------
Net Assets:
Capital paid-in                                    142,535,314
Accumulated net realized loss on
investments and financial futures
contracts                                          (14,086,514)
Net unrealized appreciation of
investments                                            121,880
Distributions in excess of net
investment income                                       (6,520)
                                             -----------------
Net Assets                                        $128,564,160
                                             =================
Net Asset Value Per Share:
(Based on net asset values and shares of beneficial
interest outstanding -- 125,000,000 shares
authorized with $0.01 per share par value)
Class A -- $46,651,723/5,422,688                         $8.60
==============================================================
Class B -- $81,208,165/9,439,449                         $8.60
==============================================================
Class C -- $704,272/81,863                               $8.60
==============================================================
Maximum Offering Price Per Share
Class A* -- ($8.60/0.955)                                $9.01
==============================================================
Class C -- ($8.60/0.99)                                  $8.69
==============================================================
* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.






The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended August 31, 2000
--------------------------------------------------------------
Investment Income:
Interest                                           $10,089,484
                                             -----------------
Expenses:
Investment management fee -- Note B                    839,252
Distribution and service fee -- Note B
Class A                                                115,553
Class B                                                938,102
Class C                                                  3,380
Transfer agent fee -- Note B                           132,298
Custodian fee                                           52,635
Registration and filing fees                            44,270
Auditing fee                                            32,664
Accounting and legal services fee --
Note B                                                  27,205
Printing                                                19,324
Miscellaneous                                           15,320
Trustees' fees                                           7,379
Legal fees                                               1,465
Interest expense -- Note A                                 570
                                             -----------------
Total Expenses                                       2,229,417
                                             -----------------
Less Expense Reductions -- Note B                      (38,635)
                                             -----------------
Net Expenses                                         2,190,782
                                             -----------------
Net Investment Income                                7,898,702
                                             -----------------
Realized and Unrealized Loss on Investments:
Net realized loss on investments sold                 (510,771)
Change in net unrealized
appreciation/depreciation of
investments                                         (7,054,579)
                                             -----------------
Net Realized and Unrealized Loss on
Investments                                         (7,565,350)
                                             -----------------
Net Increase in Net Assets Resulting
from Operations                                       $333,352
                                             =================

See notes to financial statements.







Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------------------------
                                                                                              YEAR ENDED AUGUST 31,
                                                                                    -----------------     -----------------
                                                                                          1999                  2000
---------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                                                                      $8,824,386            $7,898,702
Net realized loss on investments
sold and financial futures
contracts                                                                                  (2,241,320)             (510,771)
Change in net unrealized
appreciation/depreciation of
investments                                                                                (9,050,854)           (7,054,579)
                                                                                    -----------------     -----------------
Net Increase (Decrease) in Net
Assets Resulting from Operations                                                           (2,467,788)              333,352
                                                                                    -----------------     -----------------
Distributions to Shareholders:
Distributions from net investment income
Class A -- ($0.5346 and $0.5278
per share, respectively)                                                                   (2,592,579)           (2,834,765)
Class B -- ($0.4663 and $0.4637
per share, respectively)                                                                   (6,228,402)           (5,045,957)
Class C** -- ($0.1838 and $0.4631
per share, respectively)                                                                       (3,404)              (17,980)
                                                                                    -----------------     -----------------
Total Distributions to
Shareholders                                                                               (8,824,385)           (7,898,702)
                                                                                    -----------------     -----------------
From Fund Share Transactions --
Net:*                                                                                       1,013,866           (25,814,189)
                                                                                    -----------------     -----------------
Net Assets:
Beginning of period                                                                       172,222,006           161,943,699
                                                                                    -----------------     -----------------
End of period (including
distributions in excess of net
investment income of $6,908 and
$6,520, respectively)                                                                    $161,943,699          $128,564,160
                                                                                    =================     =================

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.


Statement of Changes in Net Assets (continued)
---------------------------------------------------------------------------------------------------------------------------
* Analysis of Fund Share Transactions:
                                                                        YEAR ENDED AUGUST 31,
                                        -----------------------------------------------------------------------------------
                                                         1999                                         2000
                                        ---------------------------------------     ---------------------------------------
                                              SHARES                AMOUNT                SHARES                AMOUNT
                                        -----------------     -----------------     -----------------     -----------------
CLASS A
Shares sold                                     2,239,346           $21,188,954             2,256,797           $19,351,448
Shares reinvested                                 135,698             1,279,406               125,960             1,085,748
                                        -----------------     -----------------     -----------------     -----------------
                                                2,375,044            22,468,360             2,382,757            20,437,196
Less shares repurchased                        (1,184,256)          (11,168,846)           (2,369,022)          (20,378,199)
                                        -----------------     -----------------     -----------------     -----------------
Net increase                                    1,190,788           $11,299,514                13,735               $58,997
                                        =================     =================     =================     =================
CLASS B
Shares sold                                     1,910,562           $18,155,766               952,207            $8,288,481
Shares reinvested                                 266,217             2,514,139               187,172             1,616,971
                                        -----------------     -----------------     -----------------     -----------------
                                                2,176,779            20,669,905             1,139,379             9,905,452
Less shares repurchased                        (3,303,908)          (31,194,466)           (4,192,975)          (36,261,381)
                                        -----------------     -----------------     -----------------     -----------------
Net decrease                                   (1,127,129)         ($10,524,561)           (3,053,596)         ($26,355,929)
                                        =================     =================     =================     =================
CLASS C**
Shares sold                                        32,620              $305,013                62,365              $533,770
Shares reinvested                                     213                 1,951                 1,477                12,694
                                        -----------------     -----------------     -----------------     -----------------
                                                   32,833               306,964                63,842               546,464
Less shares repurchased                            (7,431)              (68,051)               (7,381)              (63,721)
                                        -----------------     -----------------     -----------------     -----------------
Net increase                                       25,402              $238,913                56,461              $482,743
                                        =================     =================     =================     =================

**Class C shares commenced operations on April 1, 1999.

See notes to financial statements.





Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------------------------------------------------------
                                 YEAR ENDED      PERIOD ENDED                           YEAR ENDED AUGUST 31,
                                  OCTOBER 31,     AUGUST 31,    ----------------------------------------------------------------
                                   1995(1)          1996(2)          1997             1998             1999             2000
                                -------------   -------------   -------------    -------------    -------------    -------------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning
of Period                               $8.82           $9.47           $9.16            $9.34            $9.65            $9.03
                                -------------   -------------   -------------    -------------    -------------    -------------
Net Investment Income                    0.57            0.49(3)         0.56(3)          0.54(3)          0.53(3)          0.53(3)
Net Realized and Unrealized
Gain (Loss) on Investments
Sold and Financial Futures
Contracts                                0.70           (0.30)           0.18             0.31            (0.62)           (0.43)
                                -------------   -------------   -------------    -------------    -------------    -------------
Total from Investment
Operations                               1.27            0.19            0.74             0.85            (0.09)            0.10
                                -------------   -------------   -------------    -------------    -------------    -------------
Less Distributions:
Dividends from Net
Investment Income                       (0.58)          (0.50)          (0.56)           (0.54)           (0.53)           (0.53)
Distributions in Excess
of Net Investment Income                (0.04)             --              --               --               --               --
                                -------------   -------------   -------------    -------------    -------------    -------------
Total Distributions                     (0.62)          (0.50)          (0.56)           (0.54)           (0.53)           (0.53)
                                -------------   -------------   -------------    -------------    -------------    -------------
Net Asset Value, End of
Period                                  $9.47           $9.16           $9.34            $9.65            $9.03            $8.60
                                =============   =============   =============    =============    =============    =============
Total Investment Return at
Net Asset Value(4)                     14.85%           1.96%(5)        8.29%            9.34%           (0.98%)           1.24%
Total Adjusted Investment
Return at Net Asset Value(4,6)             --              --              --               --           (1.00%)           1.21%

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                        $14,225         $23,663         $32,199          $40,725          $48,869          $46,652
Ratio of Expenses to Average
Net Assets                              1.06%           1.10%(7)        1.06%            1.00%(8)         1.00%(8)         1.08%(8)
Ratio of Net Investment
Income to Average Net
Assets                                  6.36%           6.39%(7)        6.00%            5.66%            5.65%(9)         6.08%(9)
Portfolio Turnover Rate                   64%             38%             51%              35%              39%              31%


The Financial Highlights summarizes the impact of the following factors on a single share for each period indi cated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important rela tionships between some items presented in the financial statements are expressed in ratio form.




Financial Highlights (continued)
--------------------------------------------------------------------------------------------------------------------------------
                                 YEAR ENDED      PERIOD ENDED                           YEAR ENDED AUGUST 31,
                                  OCTOBER 31,     AUGUST 31,    ----------------------------------------------------------------
                                   1995(1)          1996(2)          1997             1998             1999             2000
                                -------------   -------------   -------------    -------------    -------------    -------------
CLASS B
Per Share Operating Performance
Net Asset Value, Beginning
of Period                               $8.82           $9.47           $9.16            $9.34            $9.65            $9.03
                                -------------   -------------   -------------    -------------    -------------    -------------
Net Investment Income                    0.51            0.44(3)         0.49(3)          0.47(3)          0.47(3)          0.46(3)
Net Realized and Unrealized
Gain (Loss) on Investments
Sold and Financial Futures
Contracts                                0.69           (0.31)           0.18             0.31            (0.62)           (0.43)
                                -------------   -------------   -------------    -------------    -------------    -------------
Total from Investment
Operations                               1.20            0.13            0.67             0.78            (0.15)            0.03
                                -------------   -------------   -------------    -------------    -------------    -------------
Less Distributions:
Dividends from Net
Investment Income                       (0.51)          (0.44)          (0.49)           (0.47)           (0.47)           (0.46)
Distributions in Excess of
Net Investment Income                   (0.04)             --              --               --               --               --
                                -------------   -------------   -------------    -------------    -------------    -------------
Total Distributions                     (0.55)          (0.44)          (0.49)           (0.47)           (0.47)           (0.46)
                                -------------   -------------   -------------    -------------    -------------    -------------
Net Asset Value, End of
Period                                  $9.47           $9.16           $9.34            $9.65            $9.03            $8.60
                                =============   =============   =============    =============    =============    =============
Total Investment Return at
Net Asset Value(4)                     13.99%           1.36%(5)        7.51%            8.53%           (1.69%)           0.49%
Total Adjusted Investment
Return at Net Asset Value(4,6)             --              --              --               --           (1.71%)           0.46%

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                       $155,234        $147,669        $139,385         $131,497         $112,873          $81,208
Ratio of Expenses to Average
Net Assets                              1.79%           1.81%(7)        1.81%            1.75%(8)         1.73%(8)         1.82%(8)
Ratio of Net Investment
Income to Average Net Assets            5.61%           5.65%(7)        5.28%            4.92%(9)         4.93%(9)         5.34%(9)
Portfolio Turnover Rate                   64%             38%             51%              35%              39%              31%







Financial Highlights (continued)

-----------------------------------------------------------------
                                 PERIOD ENDED       YEAR ENDED
                                  AUGUST 31,        AUGUST 31,
                                    1999(10)           2000
                                -------------     -------------
CLASS C
Per Share Operating Performance
Net Asset Value, Beginning
of Period                               $9.47             $9.03
                                -------------     -------------
Net Investment Income(3)                 0.18              0.46
Net Realized and Unrealized
Loss on Investments Sold
and Financial Futures
Contracts                               (0.44)            (0.43)
                                -------------     -------------
Total from Investment Operations        (0.26)             0.03
                                -------------     -------------
Less Distributions:
Dividends from Net
Investment Income                       (0.18)            (0.46)
                                -------------     -------------
Net Asset Value, End of
Period                                  $9.03             $8.60
                                =============     =============
Total Investment Return at
Net Asset Value(4)                     (2.70%)(5)         0.48%
Total Adjusted Investment
Return at Net Asset Value(4,6)         (2.71%)(5)         0.45%

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                           $229              $704
Ratio of Expenses to Average
Net Assets                              1.76%(7,8)        1.83%(8)
Ratio of Net Investment
Income to Average Net Assets            4.84%(7,9)        5.33%(9)
Portfolio Turnover Rate                   39%               31%

(1) On December 22, 1994, John Hancock Advisers, Inc. became the investment advisor of the Fund.

(2) Effective August 31, 1996, the fiscal period end changed from October 31 to August 31.

(3) Based on the average of the shares outstanding at the end of each month.

(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(5) Not annualized.

(6) An estimated return that does not take into consideration fee reductions by the Adviser during the periods shown.

(7) Annualized.

(8) The ratio of expenses to average net assets for the periods or years ended August 31, 1998, 1999 and 2000 excludes the effect of balance credits described in Note B. If these expense reductions were included, the effect to the ratio of expenses to average net assets would have been less than 0.01% for Class A and Class B shares for the year ended
    August 31, 1998; the ratio of expenses to average net assets would have been 0.98%, 1.71% and 1.74% for Class A, Class B and Class C shares, respectively, for the period or year ended August 31, 1999; and the ratio of expenses to average net assets would have been 1.05%, 1.79% and 1.80% for Class A, Class B and Class C shares, respectively, for the year ended August 31, 2000.

(9) The ratio of net investment income to average net assets includes the effect of balance credits described in Note B. If the expense reductions were excluded, the effect to the ratio of net investment income to average net assets would have been less than 0.01% for Class A and Class B shares for the year ended August 31, 1998 and the ratio of net investment income to average net assets would have been 5.63%, 4.91% and 4.82% for Class A, Class B and Class C shares, respectively, for the period or year ended August 31, 1999. The ratio of net investment income to average net assets would have been 6.05%, 5.31% and 5.30% for Class
    A, Class B and Class C shares, respectively, for the year ended August
    31, 2000.

(10) Class C shares began operations on April 1, 1999.

See notes to financial statements.





Schedule of Investments
August 31, 2000
----------------------------------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by High Yield Tax-Free Fund on August 31, 2000. It has one main category: tax-exempt long-term bonds. The tax-exempt long-term bonds are broken down by state. Under each state is a list of the securities owned by the Fund.

                                                                                     PAR VALUE                     YIELD
                                                     INTEREST   MATURITY   CREDIT      (000s        MARKET           AT
STATE, ISSUER, DESCRIPTION                             RATE       DATE     RATING*    OMITTED)       VALUE         MARKET
--------------------------                          ---------   --------   ------     -------    ------------   ------------
TAX-EXEMPT LONG-TERM BONDS
Alaska (0.75%)
Anchorage, City of, Ice Rink Rev                       6.375%   01-01-20    BB+       $1,000         $965,470        6.60%
                                                                                                 ------------
Arizona (1.84%)
Maricopa County Pollution Control Corp., Poll
Control Rev Ref El Paso Electric Co. Ser 1985A         6.375    08-01-15    BB+        1,500        1,501,215        6.37
Peoria Industrial Development Auth, Ind'l Dev Rev
Ref Ser 1999A Sierra Winds Life                        6.250    08-15-20    BB+        1,000          869,780        7.19
                                                                                                 ------------
                                                                                                    2,370,995
                                                                                                 ------------
Arkansas (0.78%)
Arkansas State Development Finance Auth, Hosp Rev
Washington Regional Medical Ctr                        7.375    02-01-29    BBB-       1,000        1,003,270        7.35
                                                                                                 ------------
California (20.71%)
ABAG Finance Authority for Nonprofit Corps., Cert
of Part Nat'l Center for Int'l Schools Proj            7.375    05-01-18    BB+        1,000        1,061,640        6.95
Foothill/Eastern Transportation Corridor Agency,
Toll Rd Rev Sr Lien Cap Apprec Ser A                    Zero    01-01-18    AAA        7,950        3,135,639        5.44
Toll Rd Rev Ref Conv Cap Apprec                         Zero    01-15-23    BBB-       3,000        1,726,080        6.08
Toll Road Rev Ref Conf Cap Apprec                       Zero    01-15-29    BBB-       2,000        1,132,100        6.15
Millbrae, City of, Residential Facil Rev Ser
1997A Magnolia of Millbrae Proj                        7.375    09-01-27    BB         1,000          982,780        7.50
Sacramento City Financing Auth, Rev Convention
Ctr Hotel Ser 1999A                                    6.250    01-01-30    BB+        2,000        1,929,560        6.48
San Bernardino, County of, Cert of Part Ref
Medical Ctr Fin Proj                                   5.500    08-01-17    A-         2,500        2,519,075        5.46
San Diego County Water Auth, Water Rev Cert of
Part Reg RITES                                         7.129#   04-23-08    AAA        1,000        1,140,000        6.25
San Francisco, City of, Resid Facil Ser A
Coventry Park Proj                                     8.500    12-01-26    BB-        2,000        2,030,840        8.37
San Joaquin Hills Transportation Corridor Agency,
Toll Rd Rev Conv Cap Apprec Ser A                       Zero    01-15-19    BBB-       3,000        1,941,840        6.22
Toll Rd Rev Sr Lien                                    5.000    01-01-33    Baa3       1,000          883,710        5.66
South Orange County Public Financing Auth, Spec
Tax Rev LEVRRS                                         7.530#   08-15-17    AAA        7,500        8,137,500        6.94
                                                                                                 ------------
                                                                                                   26,620,764
                                                                                                 ------------
Connecticut (1.48%)
Connecticut State Development Auth, Poll Control
Rev Ref Ser 1993A Connecticut Light & Pwr              5.850    09-01-28    BB+        2,000        1,897,380        6.17
                                                                                                 ------------
District of Columbia (0.82%)
District of Columbia, Cert of Part                     7.300    01-01-13    BBB-       1,000        1,049,950        6.95
                                                                                                 ------------
Florida (7.22%)
Capital Projects Finance Auth, Students Hsg Rev
Cap Projs Ln Prog Florida Univ Ser 2000A               7.850    08-15-31    BBB-       2,000        1,967,940        7.98
Crossings at Fleming Island Community Development
District, Spec Assessment Rev Ref Ser 2000C            7.100    05-01-30    BBB-       1,000        1,018,570        6.97
Grand Haven Community Development District, Spec
Assessment Ser B                                       6.900    05-01-19    BB+          735          736,610        6.88
Homestead, City of, Ind'l Dev Rev Ser A Community
Rehab Proj                                             7.950    11-01-18    BB         3,470        3,524,965        7.83
South Indian River Water Control District, Rev
Egret Landing Proj Section 15 Phase 1                  7.500    11-01-18    BB+        1,960        2,035,911        7.22
                                                                                                 ------------
                                                                                                    9,283,996
                                                                                                 ------------
Georgia (0.70%)
Brunswick & Glynn Country Development Auth, Rev
Ref Georgia-Pacific Corp Proj                          5.550    03-01-26    Baa2       1,000          901,930        6.15
                                                                                                  -----------
Illinois (6.39%)
Bedford Park, City of, Tax Increment Rev Ref 71st
& Cicero Proj                                          7.375    01-01-12    BBB-       1,000        1,037,420        7.11
Tax Increment Rev Ref 71st & Cicero Proj               7.000    01-01-06    BBB-         645          664,698        6.79
Tax Increment Rev Sr Lien Mark IV Proj                 9.750    03-01-12    AAA          960        1,019,054        8.99
Chicago, City of, Chicago-O'Hare Int'l Airport
Spec Facil Rev Ref
American Airlines, Inc.                                8.200    12-01-24    BBB-       1,500        1,643,520        7.48
Illinois Health Facilities Auth, Rev Ser A
Fairview Obligated Group Proj                          9.500    10-01-22    AA         2,500        2,794,850        8.50
Round Lake Beach, City of, Tax Increment Rev Ref       7.500    12-01-13    BBB-       1,000        1,049,770        7.14
                                                                                                  -----------
                                                                                                    8,209,312
                                                                                                  -----------
Indiana (0.78%)
Wabash, County of, Solid Waste Disp Rev Jefferson
Smurfit Corp Proj                                      7.500    06-01-26    BB         1,000        1,005,470        7.46
                                                                                                  -----------
Iowa (0.65%)
Iowa Finance Auth, Hlth Care Facil Rev Ref Care
Initiatives Proj Ser B                                 5.750    07-01-18    BB           715          596,646        6.89
Hlth Care Facil Rev Ref Care Initiatives Proj          9.250    07-01-25    BB           200          239,754        7.72
                                                                                                  -----------
                                                                                                      836,400
                                                                                                  -----------
Kansas (2.35%)
Kansas Development Finance Auth, Multifamily Hsg
Rev Ref Ser Y                                          6.125    12-01-28    BBB-       1,000          910,970        6.72
Prairie Village, City of, Rev Ser A Claridge
Court Proj                                             8.750    08-15-23    BBB-       2,000        2,107,560        8.30
                                                                                                  -----------
                                                                                                    3,018,530
                                                                                                  -----------
Kentucky (3.75%)
Jefferson County Student Housing, Ind'l Bldg Rev
Collegiate Hsg Foundation Ser 1999A                    7.125    09-01-29    BB+        1,265        1,284,747        7.02
Kenton County Airport Board, Rev Spec Facil Delta
Airlines, Inc., Ser 1985                               7.800    12-01-15    BBB-       2,500        2,550,650        7.65
Newport Public Properties, Corp Rev 1st Mtg Pub
Prkg & Plaza Ser 2000A-1                               8.500    01-01-27    BB         1,000          991,290        8.57
                                                                                                  -----------
                                                                                                    4,826,687
                                                                                                  -----------
Louisiana (0.67%)
Louisiana Public Facilities Auth, Progressive
Hlthcare Rev                                           6.375    10-01-20    BB-        1,000          857,420        7.44
                                                                                                  -----------
Massachusetts (4.74%)
Massachusetts Development Finance Agency, Rev
Lasell Village Proj Ser 1998A                          6.375    12-01-25    BBB-       1,000          862,280        7.39
Massachusetts Industrial Finance Agency, Rev Ser
A Southeastern Mass Proj                               9.000    07-01-15    BB         2,800        2,949,100        8.54
Massachusetts Port Auth, Spec Proj Rev Harborside
Hyatt Hotel                                           10.000    03-01-26    BBB-       2,200        2,280,278        9.65
                                                                                                  -----------
                                                                                                    6,091,658
                                                                                                  -----------
Michigan (3.62%)
Midland County Economic Development Corp., Poll
Control Ltd Oblig Rev Ref Ser 2000A                    6.875    07-23-09    BB+        1,500        1,516,830        6.80
Waterford, Township of, Economic Dev Corp Rev Ref
Canterbury Hlth                                        6.000    01-01-39    BB-        3,620        3,140,350        6.92
                                                                                                  -----------
                                                                                                    4,657,180
                                                                                                  -----------
Mississippi (1.02%)
Mississippi Business Finance Corp., Miss Poll
Control Rev Ref Sys Energy Resource Inc Proj           5.900    05-01-22    BBB-       1,400        1,313,746        6.29
                                                                                                  -----------
Missouri (0.75%)
Lees Summit Industrial Development Auth, Hlth
Facil Rev Ref & Imp John Knox Vlg Proj                 7.125    08-15-12    A-           945          966,574        6.97
                                                                                                  -----------
New Hampshire (1.68%)
New Hampshire Business Finance Auth, Poll Control
Rev Ref Ser D Pub Serv Co                              6.000    05-01-21    BBB-       1,000          942,400        6.37
New Hampshire Higher Educational & Health
Facilities Auth, Rev Littleton Hosp Assn-Ser A         5.900    05-01-18    BB-        1,500        1,224,030        7.23
                                                                                                  -----------
                                                                                                    2,166,430
                                                                                                  -----------
New Jersey (6.63%)
Camden County Improvement Auth, Lease Rev Ser A
Holt Hauling & Warehousing Proj                        9.875    01-01-21    CCC+       1,500        1,484,715        9.98
New Jersey Economic Development Auth, Economic
Dev Rev Ref Ser 1995J Holt Hauling Proj                8.500    11-01-23    B--        2,500        2,437,900        8.72
Ind'l Dev Rev Ref Newark Airport Marriott Hotel
Proj                                                   7.000    10-01-14    BBB-       1,000        1,021,400        6.85
Spec Facil Rev Continental Airlines, Inc. Proj         6.250    09-15-19    BB         1,230        1,168,365        6.58
New Jersey Health Care Facilities Financing Auth,
Rev Care Institute Inc Cherry Hill Proj                8.000    07-01-27    BB-        2,000        1,901,440        8.41
Rev Ref Trinitas Hosp Oblig Group                      7.500    07-01-30    BBB-         500          516,165        7.27
                                                                                                  -----------
                                                                                                    8,529,985
                                                                                                  -----------
New York (3.46%)
Glen Cove Housing Auth, Rev Sr Living Facil The
Mayfair Proj                                           8.250    10-01-26    BB+        1,425        1,503,931        7.82
Islip Community Development Agency, Community Dev
Rev Ref NY Institute of Technology Proj                7.500    03-01-26    BB-        2,000        2,085,600        7.19
New York City Industrial Development Agency, Rev
Ref LaGuardia Assoc LP Proj                            6.000    11-01-28    BB+        1,000          857,010        7.00
                                                                                                  -----------
                                                                                                    4,446,541
                                                                                                  -----------
Ohio (4.45%)
Cleveland, City of, Parking Facil Imp Rev              8.100    09-15-22    AAA        2,000        2,177,620        7.44
Lorain, County of, Rev 1st Mtg Ser A Kendal At
Oberlin Proj                                           8.625    02-01-22    AA         3,300        3,543,771        8.03
                                                                                                  -----------
                                                                                                    5,721,391
                                                                                                  -----------
Oregon (3.06%)
Oregon State Solid Waste Disposal Facilities,
Economic Dev Rev USG Corp Proj Ser 192                 6.400    12-01-29    BBB+         850          858,721        6.34
Western Generation Agency, Rev 1994 Ser A Wauna
Cogeneration Proj                                      7.125    01-01-21    BBB-       3,000        3,071,070        6.96
                                                                                                  -----------
                                                                                                    3,929,791
                                                                                                  -----------
Pennsylvania (7.46%)
Beaver County Industrial Development Auth,
Coll Poll Control Rev Ref Ser 1995A Toledo Edison
Co  Beaver Valley Proj                                 7.750    05-01-20    BB+        1,700        1,824,729        7.22
Poll Control Rev Ref Cleveland Elec Proj               7.625    05-01-25    BB+        1,000        1,064,860        7.16
Carbon County Industrial Development Auth,
Resource Recovery Rev Ref Panther Creek Partners
Proj                                                   6.650    05-01-10    BBB-       1,000        1,013,170        6.56
Chester County Industrial Development Auth, Rev
1st Mtg Rha/Pa Nursing Home (B)                       10.125    05-01-19    B-           193          125,834       15.53
Montgomery County Redevelopment Auth, Multifamily
Hsg Rev Ser A KBF Assoc LP Proj                        6.500    07-01-25    BBB+       2,500        2,493,600        6.52
Pennsylvania Economic Development Finance Auth,
Ser B Qualified Residential RSI
Properties/Greensburg LLC Proj (B)                     8.000    09-01-27    BB-        1,000          650,000       12.31
Philadelphia Hospitals and Higher Education
Facilities Auth, Hosp Rev 1991 Ser A
Philadelphia Protestant Home Proj                      8.625    07-01-21    AA         2,300        2,421,164        8.19
                                                                                                  -----------
                                                                                                    9,593,357
                                                                                                  -----------
Puerto Rico (0.81%)
Puerto Rico Ind'l, Tourist, Ed'l, Medical &
Environmental, Control Facilities Financing Auth
Environmental, Control Facilities Financing Auth
Cogen Fac Rev Ser 2000A AES Proj                       6.625    06-01-26    Baa2       1,000        1,042,430        6.36
                                                                                                  -----------
Rhode Island (1.68%)
Providence Redevelopment Agency, Cert of Part Ser
1994A                                                  8.000    09-01-24    BBB-       2,090        2,161,081        7.74
                                                                                                  -----------
Tennessee (2.27%)
Chattanooga Industrial Development Board, Ind'l
Dev Rev Ref Warehouse Row Ltd Proj                     7.000    12-15-12    BBB        2,000        1,952,980        7.17
Johnson City Health & Educational Facilities
Board, Hosp Rev Ref 1st Mtg Mtn States Hlth Ser
2000A                                                  7.500    07-01-33    Baa2       1,000          968,170        7.75
                                                                                                  -----------
                                                                                                    2,921,150
                                                                                                  -----------
Texas (1.30%)
Sabine River Auth, Texas Poll Control Rev Ref TXU
Electric Co. Proj Ser 2000A**                          6.450    06-01-21    BBB        1,000        1,001,330        6.44
Southlake, City of, GO                                  Zero    02-15-25    AAA        3,145          665,104        6.01
                                                                                                  -----------
                                                                                                    1,666,434
                                                                                                  -----------
Utah (2.37%)
Carbon, County of,
Solid Waste Disp Rev Ref Ser A East Carbon
Development  Corp                                      9.000    07-01-12    BBB-       2,000        2,039,220        8.83
Solid Waste Disp Rev Ref Sunnyside Cogeneration
Ser 1999A                                              7.100    08-15-23    BB           940          898,076        7.43
Solid Waste Disp Rev Ref Sunnyside Cogeneration
Ser 1999B                                               Zero    08-15-24    BB           290           47,351        7.71
Tooele, County of, Poll Control Rev Ref Ser A
Laidlaw Environmental Proj (B)                         7.550    07-01-27    D          1,500           57,750        0.00
                                                                                                  -----------
                                                                                                    3,042,397
                                                                                                  -----------
Virginia (3.33%)
Hopewell Industrial Development Auth, Resource
Recovery Rev Ref Stone Container Corp Proj             8.250    06-01-16    BB         2,400        2,507,568        7.90
Pocahontas Parkway Association, Toll Road Rev Cap
Apprec 1st Tier Sub Ser 1998C                           Zero    08-15-21    Ba1        4,100          860,631        7.59
Toll Road Rev Cap Apprec 1st Tier Sub Ser 1998C         Zero    08-15-20    Ba1        4,000          913,320        7.54
                                                                                                  -----------
                                                                                                    4,281,519
                                                                                                  -----------
Washington (0.97%)
Spokane County Industrial Development Corp, Solid
Waste Disp Rev Kaiser Alum & Chem Corp Proj            7.600    03-01-27    BB-        1,250        1,245,625        7.63
                                                                                                  -----------

TOTAL TAX-EXEMPT LONG-TERM BONDS
(Cost $126,502,983)                                                                  (98.49%)     126,624,863
                                                                                   ---------     ------------
OTHER ASSETS AND LIABILITIES, NET                                                     (1.51%)       1,939,297
                                                                                   ---------     ------------
TOTAL NET ASSETS                                                                    (100.00%)     128,564,160
                                                                                   =========     ============

  * Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investors Service, Fitch or John Hancock Advisers,
    Inc. where Standard & Poor's ratings are not available.

 ** This security having an aggregate value of $1,001,330 or 0.78% of the Fund's net asset value, has been purchased as a forward commitment
    -- that is, the Fund has agreed on trade date to take delivery of and to make payment for this security on a delayed basis subsequent to the date of this schedule. The purchase price and interest rate of such security is fixed at trade date, although the Fund does not earn any interest on such security until settlement date. The Fund has instructed its Custodian Bank to segregate assets with a current value at least equal to the amount of the forward commitment. Accordingly, the market value of $1,085,000 of South Orange County Public Financing Auth, 7.53%,
    08-15-17, has been segregated to cover the forward commitment.

  + The yield is not calculated in accordance with guidelines established by the U.S. Securities & Exchange Commission and is unaudited. Zero coupon yields are at yield to maturity.

  # Represents rate in effect on August 31, 2000.

(B) Non-income producing issuer, filed for protection under the Federal
    Bankruptcy Code or is in default on interest payment.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




Portfolio Concentration (Unaudited)
--------------------------------------------------------------------------
The High Yield Tax-Free Fund invests primarily in securities issued by the various states and their various political subdivisions. The performance of the Fund is closely tied to economic conditions within the applicable states and the financial conditions of the states and their agencies and municipalities. The concentration of investments by states and credit ratings for individual securities held by the Fund are shown in the schedule of investments. In addition, the concentration of investments can be aggregated by various sector categories.

The table below shows the percentages of the Fund's investments at August 31, 2000, assigned to the various sector categories.

                                        MARKET VALUE
                                      AS A PERCENTAGE
                                          OF FUND'S
SECTOR DISTRIBUTION                      NET ASSETS
-------------------                      ----------
General Obligation                           0.52%
Revenue Bonds -- Authority                   2.63
Revenue Bonds -- Economic Development        3.26
Revenue Bonds -- Education                   2.45
Revenue Bonds -- Facility                    1.68
Revenue Bonds -- Health                     17.86
Revenue Bonds -- Highway                     1.38
Revenue Bonds -- Housing                     8.21
Revenue Bonds -- Industrial Development      5.16
Revenue Bonds -- Industrial Revenue          6.72
Revenue Bonds -- Lease                       0.82
Revenue Bonds -- Multi-Family                0.71
Revenue Bonds -- Other                      10.96
Revenue Bonds -- Parking Garage/Authority    0.77
Revenue Bonds -- Pollution Control
                 Facilities                 17.44
Revenue Bonds -- Recreation Facility         1.54
Revenue Bonds -- Solid Waste Disposal        0.74
Revenue Bonds -- Special Assessment          0.57
Revenue Bonds -- Student Loan                1.53
Revenue Bonds -- Transportation             11.07
Revenue Bonds -- Water & Sewer               2.47
                                          -------
TOTAL TAX-EXEMPT LONG-TERM BONDS            98.49%
                                          =======

See notes to financial statements.



NOTES TO FINANCIAL STATEMENTS

John Hancock Funds -- High Yield Tax-Free Fund

NOTE A --
ACCOUNTING POLICIES

John Hancock High Yield Tax-Free Fund (the "Fund") is a diversified series of John Hancock Tax-Free Bond Trust (the "Trust"), an open-end management investment company, registered under the Investment Company Act of 1940. The investment objective of the Fund is to provide as high a level of interest income exempt from federal income taxes as is consistent with the preservation of capital, by investing primarily in municipal bonds, notes and commercial paper, the interest on which is exempt from federal income taxes.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Board of Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights regarding that distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $13,167,139 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforwards are used by the Fund, no capital gains distribution will be made. The carryforwards expire as follows:
August 31, 2002 -- $2,239,021, August 31, 2003 -- $205,838, August 31,
2004 -- $3,207,633, August 31, 2005 -- $716,668, August 31, 2006 --
$3,041,181 and August 31, 2008 -- $3,756,798. Additionally, net capital losses of $93,859 attributable to security transactions occurring after October 31, 1999 are treated as arising on the first day (September 1, 2000) of the Fund's next taxable year.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Interest income on investment securities is recorded on the accrual basis. The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of interest has become doubtful.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

PREMIUM AND DISCOUNT For tax-exempt issues, the Fund amortizes the amount paid in excess of par value on securities purchased from either the date of purchase or date of issue to date of sale, maturity or to next call date, if applicable. The Fund accretes original issue discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code. The Fund records market discount on bonds purchased after April 30, 1993 at time of disposition.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The maximum loan balance outstanding during the year amounted to $1,050,000. The annualized interest rate charged during the year was 6.63%. At August 31, 2000, there were no outstanding borrowings.

OPTIONS The Fund may buy or sell option contracts. Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options are valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

The Fund may use option contracts to manage its exposure to changing security prices. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

Risks may also arise if counterparties do not perform under the contract's terms ("credit risk"), or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's Statement of Assets and Liabilities.

At August 31, 2000, there were no open written options contracts.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.625% of the first $75,000,000 of the Fund's average daily net asset value,
(b) 0.5625% of the next $75,000,000 and (c) 0.50% of the Fund's average daily net asset value in excess of $150,000,000.

The Fund has an agreement with its custodian bank under which $38,635 of custodian fees have been reduced by balance credits applied during the year ended August 31, 2000. If the Fund had not entered into this agreement the assets not invested, on which these balance credits were earned, could have produced taxable income.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended August 31, 2000, net sales charges received with regard to sales of Class A shares amounted to $5,922. Out of this amount, $716 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $2,249 was paid as sales commissions to unrelated broker-dealers and $2,957 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors.

Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the year ended August 31, 2000, CDSCs amounted to $265,273.

Effective May 1, 2000, all Class C retail purchases are assessed a 1.00% up-front sales charge. For the year ended August 31, 2000, up-front sales charges received with regard to sales of Class C shares amounted to $6,350. Out of this amount, $6,007 was paid as sales commissions to unrelated broker-dealers and $343 was paid as sales commissions to sales personnel of Signator Investors. Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class C shares. For the year ended August 31, 2000, CDSCs amounted to $832.

In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution
Plans with respect to Class A, Class B and Class C shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets to reimburse
JH Funds for its distribution and service costs. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an an annual rate of less than 0.02% of the average net assets of the Fund.

Mr. Stephen L. Brown, Ms. Maureen R. Ford and Mr. Richard S.
Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market periodically to reflect any income earned by the investment as well as any unrealized gains or losses. The investment had no impact on the operations of the Fund.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the fiscal year ended August 31, 2000, aggregated $43,571,014 and $68,274,796, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the fiscal year ended August 31, 2000.

The cost of investments owned at August 31, 2000 for federal income tax purposes was $126,502,983. Gross unrealized appreciation and depreciation of investments aggregated $5,571,868 and $5,449,988, respectively, resulting in net unrealized appreciation of $121,880.

NOTE D --
RECLASSIFICATION OF ACCOUNTS

During the year ended August 31, 2000, the Fund has reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $1,034, a decrease in distributions in excess of net investment income of $388 and a decrease in capital paid-in of $1,422. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of August 31, 2000. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights excludes these adjustments.



REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Board of Trustees
John Hancock Tax-Free Bond Trust-
and Shareholders of
John Hancock High Yield Tax-Free Fund

We have audited the accompanying statement of assets and liabilities of the John Hancock High Yield Tax-Free Fund (the "Fund"), one of the portfolios constituting John Hancock Tax-Free Bond Trust, including the schedule of investments, as of August 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2000, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock High Yield Tax-Free Fund of the John Hancock Tax-Free Bond Trust at August 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.

/S/ ERNST & YOUNG LLP

Boston, Massachusetts
October 12, 2000


TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund during its fiscal year ended August 31, 2000.

None of the 2000 income dividends qualify for the corporate dividends received deduction. Shareholders who are not subject to the alternative minimum tax received income dividends which are 99.19% tax-exempt. The percentage of income dividends from the Fund subject to the alternative minimum tax is 15.29%.

None of the income dividends were derived from the U.S. Treasury Bills.

For specific information on exemption provisions in your state, consult your local state tax office or your tax adviser.

Shareholders will be mailed a 2000 U.S. Treasury Department Form
1099-DIV in January 2001. This will reflect the total of all distributions which are taxable for calendar year 2000.



NOTES

[This page intentionally left blank.]



NOTES

[This page intentionally left blank.]



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner.]

John Hancock Funds, Inc.
Member NASD
101 Huntington Avenue
Boston, MA 02199-7603

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line

www.jhfunds.com

Bulk Rate
U.S. Postage
PAID
Randolph, MA
Permit No. 75

This report is for the information of shareholders of the John Hancock
High Yield Tax-Free Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.


[A recycled logo in lower left hand corner with caption "Printed on Recycled Paper."]


5900A    8/00
        10/00